                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                              DCH TECHNOLOGY, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

         N/A
     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

         N/A
     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         N/A
     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

         N/A
     -------------------------------------------------------------------------


     (5) Total fee paid:

         N/A
     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         N/A
     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

         N/A
     -------------------------------------------------------------------------


     (3) Filing Party:

         N/A
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     (4) Date Filed:

         N/A
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

                             DCH TECHNOLOGY, INC.
                            27811 Avenue Hopkins #6
                          Valencia, California 91355

                                  May 8, 2000


Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of DCH Technology, Inc., which will be held at the Valencia Country Club, 27330 Tourney Road, Valencia, California 91365 on June 2, 2000, at 8:00 a.m. For directions to the Valencia Country Club, please call (661) 254-4401.

     Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

     If you do not plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy promptly in the accompanying reply envelope. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting at the Annual Meeting.

     We look forward to seeing you at the Annual Meeting.

                                    David A. Walker
                                    President

                                    David P. Haberman
                                    Chairman of the Board of Directors

Valencia, California

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

     In order to assure your representation at the meeting, you are requested to complete, sign, and date the enclosed proxy as promptly as possible and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States).
--------------------------------------------------------------------------------

                             DCH TECHNOLOGY, INC.
                            27811 Avenue Hopkins #6
                          Valencia, California 91355


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held June 2, 2000

     The Annual Meeting of Stockholders (the "Annual Meeting") of DCH Technology, Inc., a Colorado corporation, will be held at the Valencia Country Club, 27330 Tourney Road, Valencia, California 91355 on June 2, 2000, at 8:00 a.m., for the following purposes:

     1. To elect members of the Board of Directors for the term set forth in the accompanying Proxy Statement and until their successors have been elected and qualified;

     2.   To ratify the 1999 Stock Option Plan;

     3. To authorize the reincorporation of DCH Technology, Inc., a Colorado corporation, as a Delaware corporation; and

     4. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

     The items of business set forth above are more fully described in the Proxy Statement accompanying this Notice. Pursuant to our Bylaws, we have fixed the time and date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting as the close of business on May 2, 2000. Accordingly, only stockholders of record on such date and at such time will be entitled to vote at the Annual Meeting, notwithstanding any transfer of stock on our books thereafter.

     Whether or not you expect to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy promptly in the accompanying reply envelope. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              David A. Walker
                              President

                              David P. Haberman
                              Chairman of the Board of Directors

Valencia, California
May 8, 2000

                             DCH TECHNOLOGY, INC.

                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF STOCKHOLDERS

     These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of DCH Technology, Inc., a Colorado corporation, for the Annual Meeting of the Stockholders (the "Annual Meeting") to be held at the Valencia Country Club, 27330 Tourney Road, Valencia, California 91355 on June 2, 2000 at 8:00 a.m. and at any adjournments or postponements of the Annual Meeting. These proxy materials were first mailed to stockholders on or about May 8, 2000.

                               PURPOSE OF MEETING

     The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

                         VOTING RIGHTS AND SOLICITATION

Voting

     Our common stock is the only type of security entitled to vote at the Annual Meeting. On May 2, 2000, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were 20,703,141 shares of common stock outstanding. Each stockholder of record on the record date is entitled to one vote for each share of common stock held by such stockholder on that date.

     A majority of the outstanding shares of common stock entitled to vote must be present or represented by proxy at the Annual Meeting in order to have a quorum. Abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum for the transaction of business.

     In the election of directors, the nine candidates receiving the highest number of affirmative votes will be elected. Proposals 2 and 3 each require the approval of the affirmative vote of a majority of the outstanding voting shares present or represented and entitled to vote at the Annual Meeting.

Proxies

     Whether or not you are able to attend the Annual Meeting, you are urged to vote your proxy, which is solicited by our Board of Directors and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR the nominees of the Board of Directors (Proposal 1), FOR Proposals 2 and 3 and, in the discretion of the proxy holders, as to other matters that may properly come before the Annual Meeting. You may revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary at our principal executive offices, located at 27811 Avenue Hopkins #6, Valencia, California 91355, before the beginning of the Annual Meeting. You may also revoke your proxy by attending the Annual Meeting and voting in person.

Solicitation of Proxies

     We will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional solicitation material furnished to stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that, they may forward this solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram, or other means by our directors, officers, or employees. Except as described above, we do not presently intend to solicit proxies other than by mail.

________________________________________________________________________________
                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS
________________________________________________________________________________

General

     The names of the nine persons who are nominees for director and their positions with us are set forth in the table below.

     Our Articles of Incorporation, as amended, and Bylaws provide that the number of directors shall be no less than three, the precise number to be determined from time to time by the Board of Directors. The Board of Directors is currently comprised of seven members. The Board of Directors has approved an increase in the number of directors we may have at any one time from seven directors to nine directors. The directors to be elected at the Annual Meeting are to be elected to hold office until the next Annual Meeting of Stockholders or until the election of their respective successors. All proxies received by the Board of Directors will be voted for the election, as directors, of the nominees listed below if no direction to the contrary is given. In the event that any nominee is unable or declines to serve, an event that is not anticipated, the proxies will be voted for the election of any nominee who may be designated by the Board of Directors.

     The information set forth below is submitted with respect to the nominees to the Board of Directors for whom it is intended that proxies will be voted.

-----------------------------------------------------------------------------------------------------
NAME                             AGE          POSITION(S)
-----------------------------------------------------------------------------------------------------
David P. Haberman                  38         Chairman of the Board of Directors and Vice President,
                                              Technology and Planning
-----------------------------------------------------------------------------------------------------
David A. Walker                    42         President, Vice President of Business Operations and
                                              Director
-----------------------------------------------------------------------------------------------------
Randall S. Firestone               44         Director
-----------------------------------------------------------------------------------------------------
Dr. William L. Firestone           78         Director
-----------------------------------------------------------------------------------------------------
Daniel Teran                       46         Director
-----------------------------------------------------------------------------------------------------
Robert S. Walker                   56         Director
-----------------------------------------------------------------------------------------------------
Raymond N. Winkel                  70         Director
-----------------------------------------------------------------------------------------------------
Dr. John A. Barclay                57         Director Nominee
-----------------------------------------------------------------------------------------------------
Dr. Johan (Hans) A. Friedericy     70         Director nominee
-----------------------------------------------------------------------------------------------------

Biographical Information of Director Nominees

     David P. Haberman is currently the Chairman of DCH's Board of Directors and has served in that capacity and as Vice President, Technology and Planning since co-founding DCH with David A. Walker in November 1994. Mr. Haberman served as an engineering consultant at CBOL Corporation between 1993 and 1994 and served in various technical capacities at the Astronautics Corporation of America from 1983 to 1993. He is an experienced applications engineer and has a background in the design and development of hardware. In addition, Mr. Haberman was elected to the Board of Directors of the National Hydrogen Association in April 1999 and previously served on that Board between 1996 and 1998. Since October 1998, Mr. Haberman has also served as a member of the Hydrogen Technical Advisory Panel, which reports to Congress on hydrogen-related issues. Mr. Haberman also serves as an American delegate to the International Standards Organization (ISO) on hydrogen safety.

     David A. Walker was appointed President of DCH upon the retirement of Dr. William L. Firestone in April 1999 and is also currently a director. Prior to that, he served as Vice President, Operations of DCH since co-founding DCH with David P. Haberman in November 1994. In addition, he served on the Board of Directors from the inception of DCH through May 1997, and has served on the current Board since January 1999. Mr. Walker also worked as an independent management consultant for the Management Resource Group and the George S. May International Company between January 1990 and November 1994. Between 1981 and 1990, he served in various management capacities for Rockwell International. He is a member of the American Society for Quality, the American Management Association, a Certified Quality Auditor and Certified Management Consultant. Mr. Walker holds a B.S. degree in Business Administration from California Baptist College and a M.S. degree in Human Resource Management from Chapman University. Mr. Walker is no relation to Board Member Robert S. Walker.

     Randall S. Firestone has served as a member of DCH's Board of Directors since December 1997. Mr. Firestone is a licensed California attorney and has operated his own practice in Hermosa Beach, California, specializing in civil litigation, since 1984. Mr. Firestone has done extensive lecturing and volunteer work and served on the Speaker's Bureau of the Anti-Defamation League from 1979 through 1986. Mr. Firestone is the son of Dr. William L. Firestone, a member of DCH's Board of Directors.

     Dr. William L. Firestone has served as a member of DCH's Board of Directors since May 1997. He served as President of DCH Technology between May 1997 and April 1999. Dr. Firestone had been in retirement before joining DCH. He served as General Manager at Rogerson Kratos Co. from 1991 to 1993. From 1988 to 1991 he was an independent management consultant. Between 1983 and 1988, he served as President of Jerrold Electronics and Teloc, Inc. Prior to this, he served as a Vice President and General Manager of Texscan Corporation, RCA, Hallicrafters Corp. and Whittaker Corp. between 1965 and 1983. Between 1955 and 1965, he served in various capacities at Motorola. Dr. Firestone holds a B.S. in Electrical Engineering from the University of Colorado, an M.S. in Electrical Engineering from the Illinois Institute of Technology, and a Ph.D. in Electrical Engineering from Northwestern University. Dr. Firestone is the father of Randall Firestone, a member of DCH's Board of Directors.

     Daniel Teran has served as a member of DCH's Board of Directors since December 1997. Mr. Teran is a Certified Public Accountant licensed in the state of California and has had his own practice in the city of Los Alamitos in Orange County since July 1989. He offers services in accounting, systems setup and design and taxation. He also provides tax planning and tax return preparation for individuals and businesses, and represents clients in audits with the Internal Revenue Service and the California Franchise Tax Board. Prior to July 1989, he worked as Chief Financial Officer for the Stephen Hopkins

Development Company (a shopping center developer) and as Controller for NRC Construction Company. He also served as an auditor for Seidman and Seidman (a large national public accounting firm). He is an active member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants, and has served on various committees within these professional organizations. He received a B.S. degree in Accounting from California State University at Long Beach.

     Robert S. Walker has served as a member of DCH's Board of Directors since January 1999. Mr. Walker has served as President of the Wexler Group, a Washington D.C.-based lobbying firm, since his retirement from Congress in 1997 where he had served as a representative from Pennsylvania since 1977. During his tenure in the House, he authored the Hydrogen Future Act of 1996 and served as Chairman of the House Science Committee. Also, he served as Vice Chairman of the Budget Committee, Chairman of the Republican Leadership, Chief Deputy Minority Whip, and a member of Speaker Newt Gingrich's six person Advisory Group. For many years, he was an active and influential member of the Republican majority in Congress. Mr. Walker also serves on the Board of Trustees of the Aerospace Corporation, the United States Space Science Foundation, and the Susquehana Center for Public Policy. He is also a member of the Advisory Board for the Imax Corporation. He is a fellow at Millersville University and Franklin and Marshall College, and serves as a regular academic lecturer. In addition, he continues to be a frequent guest on CNBC's "Hardball," PBS's "The Lehrer Newshour," and other C-SPAN, CNN, FOX and MSNBC programs. Mr. Walker began his career as a high school teacher and congressional aide. He received a B.S. degree in Education from Millersville University, an M.A. degree in Political Science from the University of Delaware and an Honorary Doctor of Laws from Franklin and Marshall College. Mr. Walker is no relation to DCH President and Board member David A. Walker.

     Raymond N. Winkel, a retired US Navy Rear Admiral, has served as a member of DCH's Board of Directors since December 1996. He served as Vice President of Programs for Astronautics Corporation of America in Milwaukee, Wisconsin from 1984 until his retirement in 1995. Prior to this, he was Vice President of the Telephonics Corporation between 1980 to 1983. However, the majority of his career was spent in the United States Navy, working his was up as one of the few enlisted men to ever reach flag Rank. Admiral Winkel joined the Navy in 1947, flew the four engine P4Y2 Privateer Anti-Submarine Warfare Aircraft during the Korean War and later served in several important capacities until joining the Naval Air Systems Command in Washington in 1971. Admiral Winkel has been awarded the Air Medal, the Naval Aviator's Gold Wings, the Legion of Merit, the Presidential Meritorious Service Medal, the Secretary of the Navy Commendation Medal, the Good Conduct Medal, the National Defense Service Medal (with the Bronze Star), the China Service Medal, the Korean Presidential Unit Citation Ribbon and a number of other medals and citations. Adm. Winkel earned a B.S. degree at Naval Post Graduate School in Monterey, California, a M.S. degree from Villanova University, and graduated from the Advanced Management Program at Harvard University.

     Dr. John A. Barclay is the founder, Chairman, CEO and President of CryoFuel Systems, Inc. in Monroe, Washington. He has over 28 years of technical experience and gained business skills in a progression of increasingly responsible positions in national research laboratories, high tech manufacturing companies and academia. Before founding CryoFuel Systems in 1993, Dr. Barclay was Director and Vice President of Advanced Technology at Astronautics Corporation of America. While at Astronautics, he obtained and managed $20 million of federally funded projects on advanced energy systems. He led the Astronautics team that received the "Best Technical Achievement in Cryocoolers for 1989" award from the US Strategic Defense Initiative Office. Dr. Barclay joined Astronautics in 1985 to transfer advanced refrigeration technology developed by his group at Los Alamos National Laboratory. He received the "Patent of the Year for 1984" award from Los Alamos for an advanced refrigerator patent. Dr. Barclay progressed from Staff Scientist to Project Manager to Associate Group Leader during his tenure at Los Alamos from 1977 to 1985. He serves on the Board of Directors of two other corporations. He is a well-recognized world expert in advanced refrigeration and liquefaction technology and has over 120 publications. He received a Ph.D. from the University of California at Berkeley and a BS degree from Notre Dame University.

     Dr. Johan (Hans) A. Friedericy is currently Director of Research and Technology for Defense and Space at Honeywell International's Washington office. He has served in this capacity since January 1989. Dr. Friedericy began his career with Honeywell International when he joined the Garrett Corporation in 1968 as a senior engineering specialist. Dr. Friedericy was also Chief of Applied Mechanics, supervising and performing stress and vibrations and systems control simulations at AlliedSignal Aerospace Systems & Equipment, Torrance, California, from 1969 to 1975. He was Assistant Chief Engineer from 1975 to 1978 and then Chief Engineer, Engineering Sciences, managing an engineering design and analysis department from 1978 to 1983. In this capacity, he introduced and managed the computer-aided engineering and design function at that division. From 1983 to 1986 Dr. Friedericy was Director of Engineering, AlliedSignal Controls & Accessories, Tucson, Arizona, responsible for the technical and administrative direction of all phases of a 500 person engineering and laboratory department, including design, development, program management, sales and product support. From 1986 to1989, Dr. Friedericy served as Senior Technology Officer for AlliedSignal, Inc., Morristown, New Jersey, and was responsible for technology planning and transfer between AlliedSignal engineering departments. A graduate of the University of Illinois, he received his Ph.D. in Applied Mechanics from the University of Illinois in 1960. Dr. Friedericy has 30 publications and seven patents to his credit. He is a member of Sigma Xi and SAE and is currently listed in American Men of Science.

Board Meetings and Committees

     The Board of Directors met two times in 1999. No director attended less than 100% of the total number of all meetings of the Board and any committees of the Board on which he served, if any, during 1999.

     The Board of Directors currently has a Compensation Committee, an Audit Committee, a Legal Committee, a Public Policy Committee and a Technical Committee. The functions of each of these committees are described and the members of each are listed below.

     The Compensation Committee, which met three times in 1999, is chaired by David A. Walker. Dr. William L. Firestone, Daniel Teran and Robert S. Walker serve as the other Committee members. The Compensation Committee renders advice with respect to compensation matters and administers our equity and incentive compensation plans.

     The Audit Committee, which met once in 1999, is comprised of Daniel Teran (who serves as Chairman), Randall S. Firestone and Robert S. Walker. The Audit Committee is responsible for supervising our auditors and reviewing our financial condition.

     Randall S. Firestone serves as the sole member of the Legal Committee, which convened twice during 1999. The Legal Committee is responsible for monitoring changes in the law that may be applicable to DCH and for supervising the activities of our outside legal counsel.

     The Public Policy Committee, which met twice during 1999, is chaired by Robert S. Walker; David P. Haberman and Raymond N. Winkel serve as the other members of the Committee. The Public

Policy Committee is responsible for monitoring and reporting on activity occurring in government relating to hydrogen and other matters that could affect us, our products and/or our marketing strategies.

     The Technical Committee, which met three times during 1999, is chaired by Raymond N. Winkel; it also consists of David P. Haberman and Dr. William L. Firestone. Dr. John Barclay (President of CryoFuel Systems, Inc.) is an outside adviser to this Committee and is a nominee for director under this proposal.
The Technical Committee examines new and existing technologies and renders advice to us regarding potential products based on those technologies.

Director Compensation

     Effective in 1999, compensation for members of the Board of Directors (regardless of whether such members are our employees) is as follows:

For serving on the Board of Directors, $10,000 per year;
For each Board meeting, $2,000;
For chairing a committee, $2,000;
For serving on a committee, $2,000; and
For each working committee meeting, $2,000

     Although the above compensation has not yet been paid out, we expect to do so in 2000. At our option, the above compensation, payable at the end of the year, may be paid in cash or in shares of our common stock. In addition, each non-employee director receives reimbursement for the expenses that he incurs in traveling to meetings of the Board of Directors or any of its committees.

Indemnification

     We indemnify our directors against all expenses and liabilities, including attorneys' fees, reasonably incurred by or imposed on our directors in connection with any proceeding to which they are made a party as a result of their having been a member of our Board of Directors. At the present time, there is no pending litigation or proceeding involving a director, officer, employee or other agent of DCH in which indemnification would be required or permitted, and we are not aware of any threatened litigation or proceeding which may result in a claim for indemnification by us.

Stockholder Approval

     The nine director nominees set forth above that receive the highest number of affirmative votes shall be elected to our Board of Directors.

Recommendation of the Board of Directors

     The Board of Directors recommends a vote FOR all nine nominees listed herein. We will vote your shares as you specify on the enclosed proxy card. If you do not specify how you want your shares voted, we will vote them FOR the election of all the nominees listed above. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares FOR that other person. The Board of Directors does not presently anticipate that any nominee will be unable to serve.

Other Executive Officers

     The name of, and certain information regarding, our executive officer who is not a director, is set forth below. The executive officer serves at the pleasure of the Board of Directors and the Chief Executive Officers.

     Stephanie L. Hoffman has served as Vice President and General Manager of our fuel cell division since her appointment in September 1999. From 1989 to 1999, Ms. Hoffman served as Director of Strategic Technology Planning, Manager and Program Planner for advanced product portfolios for the Cutler-Hammer division of Eaton Corporation, a leader in fuel cell technology development. During her employment with Eaton Corporation, Ms. Hoffman managed in-depth opportunity and risk assessments of fuel cell technologies, products and services and developed commercial business plans for fuel cell market entry. She is a member of the Society of Automotive Engineers, the Society for Competitive Intelligence Professionals and has served on the Steering Committee for Advanced Automotive Electrical/Electronic Systems with DaimlerChrysler, BMW, Ford, GM and Volvo. In 1980, Ms. Hoffman received her B.A. in General Studies from Luther College. Ms Hoffman also holds a certificate of completion in General Business Management from Northwestern University Kellogg School of Business and has attended executive business courses at the University of Chicago School of Business, the University of Michigan Business School and California Institute of Technology.

________________________________________________________________________________
                                 PROPOSAL NO. 2

                     ADOPTION OF THE 1999 STOCK OPTION PLAN
________________________________________________________________________________

     The Board of Directors proposes that stockholders adopt the 1999 Stock Option Plan (the "Plan"), which was adopted by the Board of Directors on January 1, 2000.

     We believe that our long-term success depends upon our ability to attract and retain qualified directors, officer, employees and consultants and to motivate their best efforts on our behalf. Thus, we believe that the Plan will be an important part of our compensation of directors, officers, employees and consultants.

     The Plan is set forth in full as Exhibit A to this Proxy Statement. The principal features of the Plan are summarized below, but the summary is qualified in its entirety by the full text of the Plan.

Description of the Plan

     The purpose of the Plan is to enhance our profitability and stockholder value by enabling us to offer stock based incentives to employees, directors, consultants and affiliates. The Plan authorizes the grant of options to purchase shares of common stock to our employees, directors and consultants and our affiliates. Under the Plan, we may grant incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986 and non-qualified stock options. Incentive stock options may only be granted our employees.

     Under the Plan the number of shares available for options is 5,000,000 shares of common stock.

     The Plan is administered by the Compensation Committee of the Board. Subject to the provisions of the Plan, the Compensation Committee has the authority to determine which of our employees, directors and consultants will be awarded options and the terms of such awards, including the number of shares subject to such option, the fair market value of the common stock subject to options, the exercise price per share and other terms.

     Incentive stock options must have an exercise price equal to at least 100% of the fair market value of a share on the date of the award unless the grant is to a stockholder holding more than 10% of our voting stock, in which case the exercise price must be 110% of the fair market value on the date of grant. Generally, the options may not have a duration of more than ten years, or five years if the grant is to a stockholder holding more than 5% of our voting stock. Terms and conditions of awards are set forth in written agreements between us and the respective option holders. Awards under the Plan may not be made after the tenth anniversary of the date of its adoption but awards granted before that date may extend beyond that date.

     Under the Plan, if the employment of the holder of an incentive stock option is terminated for any reason other than as a result of the holder's death or disability or for "cause" as defined in the Plan, the holder may exercise the option, to the extent exercisable on the date of termination of employment, until the earlier of the option's specified expiration date and 90 days after the date of termination. If an option holder dies or becomes disabled, both incentive and non-qualified stock options may generally be exercised, to the extent exercisable on the date of death or disability, by the option holder or the option holder's survivors until the earlier of the option's specified termination date and one year after the date of death or disability.

     As of May 2, 2000, no shares have been issued as the result of the exercise of options granted under the Plan. The exercise price and vesting schedules of options granted under the Plan will vary over time pursuant to various option agreements that we will enter into with the grantees of such options.

     We have not registered the Plan or the shares subject to issuance thereunder, pursuant to the Securities Act of 1933. Absent registration, such shares, when issued upon exercise of options, would be "restricted securities" as that term is defined in Rule 144 under the Securities Act of 1933. We may register the Plan and the shares subject to issuance thereunder in the future.

     Optionees have no rights as stockholders with respect to shares subject to options prior to the issuance of shares pursuant to the exercise thereof. Options issued to employees under the Plan, as amended, shall expire no later than ten years after the date of grant. An option becomes exercisable at such time and for such amounts as determined at the discretion of the Board of Directors or the Compensation Committee at the time of the grant of the option. An optionee may exercise a part of the option from the date that part first becomes exercisable until the option expires. The purchase price for shares to be issued to an employee upon his or her exercise of an option is determined by the Board of Directors or the Compensation Committee on the date the option is granted. The purchase price is payable in full in cash, by promissory note, by net exercise or by delivery of shares of our common stock when the option is exercised.

     The Plan provides for adjustment as to the number and kinds of shares covered by the outstanding options and the option price therefor to give effect to any stock dividend, stock split, stock combination or other reorganization of or by us.

Federal Income Tax Consequences of Options Granted under the Plan

     Options granted under the Plan may be either incentive stock options, which satisfy the requirements of Section 422 of the Internal Revenue Code or non-qualified options, which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as follows:

     Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

     Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of the shares on the exercise date over (ii) the exercise price paid for those shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be taxable as a capital gain or loss.

     If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will we be allowed a deduction with respect to the optionee's disposition of the purchased shares.

     Non-Qualified Options. No taxable income is recognized by an optionee upon the grant of a non-qualified option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     If the shares acquired upon exercise of the non-qualified option are unvested and subject to repurchase by us in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when our repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the, purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the, optionee will not recognize any additional income as and when the purchase right lapses.

     We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-qualified option. The deduction will in general be allowed for the taxable year in which such ordinary income is recognized by the optionee.

Deductibility of Executive Compensation

     We anticipate that any compensation deemed paid by us in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options will qualify as performance-based compensation for purposes of Internal Revenue Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers. Accordingly, all compensation deemed paid with respect to those options will remain deductible by us without limitation under Code Section 162(m).

Stockholder Approval

     The affirmative vote of a majority of our outstanding voting shares present or represented and entitled to vote at the Annual Meeting is required for approval of this Proposal. Should stockholder approval not be obtained, the Plan will not be effective and the Board of Directors will consider alternative methods of issuing the options outside of the Plan.

Recommendation of the Board of Directors

     The Board of Directors recommends that stockholders vote FOR adoption of the 1999 Stock Option Plan. We will vote your shares as you specify on the enclosed proxy card. If you do not specify how you want your shares voted, we will vote them FOR approval of the 1999 Stock Option Plan.

________________________________________________________________________________
                                PROPOSAL  NO. 3

                          REINCORPORATION IN DELAWARE
________________________________________________________________________________

The Reincorporation

     The Board of Directors believes that it is in the best interest of our shareholders to change our state of incorporation from Colorado to Delaware.

     Our principal reasons for reincorporation are the greater flexibility afforded under Delaware corporate law, the existence of well-established principles of corporate governance in that state, and our increased ability to attract and retain qualified directors and investors. Delaware law also provides the opportunity for the Board of Directors to adopt various mechanisms that may enhance the Board of Directors' ability to negotiate favorable terms for our shareholders.

     Please note that in Colorado a holder of stock is referred to as a "shareholder" and in Delaware a holder of stock is referred to as a "stockholder." This difference is one in terminology only and does not affect the ownership of the shares or the rights granted to stockholders or shareholders, as the case may be.

     The reincorporation will be effected by merging our existing Colorado corporation into a new, wholly-owned subsidiary to be formed and organized under Delaware law, which will also be called DCH

Technology, Inc. ("DCH Delaware). Upon completion of this merger, we will continue to operate our current business in Delaware under the same name. As part of the merger, certain changes in our governance structure will be affected as described below. Pursuant to the Reincorporation and Plan of Merger Agreement, set forth in full as Exhibit B to this Proxy Statement, each of our currently outstanding common shares of DCH will automatically be converted into one share of DCH Delaware common stock. Shareholders will receive instructions from our transfer agent regarding the exchange of their certificates of common shares for certificates representing DCH Delaware common stock. Until such time, stock certificates that previously represented our common shares will represent the number of shares of common stock of DCH Delaware into which such shares will convert upon completion of the proposed reincorporation.

     We do not have any preferred stock issued and outstanding as of today. If there is any preferred stock issued and outstanding as of the date of reincorporation, those shares will automatically be converted into one share of DCH Delaware preferred stock having the same rights, privileges and obligations granted to our then-outstanding preferred stock under our Colorado Articles of Incorporation, as amended.

     The reincorporation has been unanimously approved by our Board of Directors. If approved by the shareholders, it is anticipated that the effective date of the reincorporation will be as soon as reasonably practicable following the Annual Meeting. However, the reincorporation may be abandoned either before or after shareholder approval has been obtained and prior to the effective date of the reincorporation if, in the opinion of our Board of Directors, circumstances arise that make it inadvisable to proceed.

Advantages of Reincorporation

     The Prominence, Predictability and Flexibility of Delaware Law. Delaware is a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that set forth in this proposal. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. Moreover, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law construing Delaware law and establishing public policies with respect to corporate legal affairs.

     Well-Established Principles of Corporate Governance. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to actions that may be taken by a corporation and as to the conduct of the Board of Directors that is permissible under the business judgment rule. We believe that our shareholders will benefit from the well-established principles of corporate governance that Delaware law affords.

     Increased Ability to Attract and Retain Qualified Directors. Both Colorado and Delaware law permit a corporation to include a provision in its articles or certificate of incorporation that reduces or eliminates the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. We desire to reduce these risks to our directors and officers, and to limit situations in which monetary damages can be recovered against our directors so that we may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. We believe that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than Colorado law.

     No Change In the Board of Directors, Business, Management, or Physical Location of the Company. The reincorporation will effect only a change in our legal domicile and certain other changes of a legal nature, certain of which changes are described in this Proxy Statement. The reincorporation will not result in any change in our business, management, fiscal year, assets or liabilities, except to the extent of legal and other costs of effecting the reincorporation, or the location of our principal facilities.

     Anti-Takeover Provisions. Delaware permits a corporation to adopt a number of measures, either in its certificate of incorporation or bylaws or otherwise, which are designed to reduce the corporation's vulnerability to unsolicited takeover attempts. While the reincorporation is not being proposed primarily to prevent an unsolicited takeover attempt, nor is it in response to any present attempt known to the Board of Directors to acquire control of us, obtain representation on the Board of Directors or take any other significant actions that affect us, certain effects of the reincorporation may be considered to have anti-takeover implications. Specifically, Section 203 of the General Corporation Law of Delaware ("Section 203") restricts certain "business combinations" with "interested stockholders" for three years following the date that a person or entity becomes an interested stockholder, unless the Board of Directors approves the business combination in advance and/or other requirements are met.

     Both Colorado and Delaware law also permit a corporation to adopt measures such as stockholder rights plans, sometimes called "poison pills." There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to defensive measures and as to the conduct of a Board of Directors under the business judgment rule with respect to unsolicited takeover attempts. Our Board of Directors has no present intention, following the reincorporation, to adopt a stockholder rights plan (which would not require stockholder approval) or to amend the Certificate of Incorporation or Bylaws (which might require stockholder approval) to include provisions which might deter an unsolicited takeover attempt. However, in the discharge of its fiduciary obligations to its shareholders, our Board of Directors will continue to evaluate our vulnerability to potential unsolicited bids to acquire us on unfavorable terms and to consider strategies to enhance our Board's ability to negotiate with an unsolicited bidder.

Possible Disadvantages of Reincorporation

     Despite the unanimous belief of our Board of Directors that reincorporation in Delaware is in our best interest and in the best interest of our shareholders, such proposal may be disadvantageous to the extent that (i) certain anti-takeover measures available under Delaware law can be adopted by our Board of Directors acting without shareholder approval, and (ii) the reincorporation could have the effect of discouraging a future takeover attempt which is not approved by our Board of Directors, but which a majority of the shareholders may consider to be in their best interests, or in which shareholders may receive a substantial premium for their shares over the then current market value or over their cost basis in such shares. To the extent that such provisions enable the Board of Directors to resist a takeover or a change in control in DCH, they may strengthen the tenure and authority of our Board of Directors and enable them to thwart the desires of a majority of the shareholders.

     The reincorporation will also result in the Company incurring additional taxes in Delaware.

     The Board of Directors has considered these potential disadvantages and has concluded that the potential benefits of the reincorporation outweigh the possible disadvantages for us and our shareholders.

Comparison of the Corporation Laws of Colorado and Delaware and of the Corporate Documents of DCH and DCH Delaware

     Our corporate affairs are currently governed by the corporate law of Colorado, our current state of incorporation, and by our Articles of Incorporation (the "Colorado Articles"), as amended, and Bylaws (the "Colorado Bylaws"), which have been adopted pursuant to Colorado law. The Colorado Articles, as amended, and Colorado Bylaws are available for inspection during business hours at our principal executive offices, located at 27811 Avenue Hopkins #6, Valencia, California, 91355.

     If the reincorporation proposal is adopted, our issues of corporate governance and control will be governed by Delaware law rather than Colorado law. The Colorado Articles and Colorado Bylaws will, in effect, be replaced by a Delaware Certificate of Incorporation (the "Delaware Certificate"), set forth in full in Exhibit C of this Proxy Statement, and Bylaws (the "Delaware Bylaws"), set forth in full as Exhibit D of this Proxy Statement. Accordingly, the differences among these documents between are relevant to your decision whether to approve the proposal.

     The corporate laws of Colorado and Delaware and the provisions of the Colorado and Delaware corporate documents differ in many respects. Although it is not practical to summarize all of these differences in this Proxy Statement, the principal differences that may materially affect your rights as a shareholder are discussed below.

     Size of Board of Directors. Colorado law requires that the number of persons constituting a corporation's board of directors, whether a specific number or a range of size, be fixed by or in accordance with the bylaws. Colorado law permits either the board of directors or the shareholders to amend the provision in the bylaws that establishes the number of directors, although a bylaw adopted by the shareholders fixing the size of the board might prohibit further amendment by the directors. Presently, our Board of Directors consists of six members, which number has been increased to nine by our Board of Directors and may again be changed by our directors at a later time.

     Delaware law permits the fixing of the number of directors in the certificate of incorporation, in which case the number of directors may be changed only by the manner specified in the certificate of incorporation or by amendment of the certificate of incorporation, which would require approval of both the stockholders and the board. Our Delaware Certificate will provides (i) that the number of directors shall be designated in the Delaware Bylaws, and
(ii) that the Board of Directors acting alone is authorized to amend the Delaware Bylaws fixing the number of directors. The Delaware Bylaws also provide that the number of directors shall be between three and eleven.

     Cumulative Voting for Directors. Under Colorado law, there is no cumulative voting in the election of directors unless it is so specified in the articles of incorporation. Similarly, cumulative voting is not available under Delaware law unless provided in the corporation's certificate of incorporation. Our current Colorado Articles and the Delaware Certificate do not provide for cumulative voting. This makes it more difficult for a minority stockholder or stockholders to obtain representation on our Board of Directors without the concurrence of holders of a majority of the shares. The denial of cumulative voting may also have certain anti-takeover effects.

     Under Delaware law, in the case of a corporation having cumulative voting, if less than the entire board of directors is to be removed, no director may be removed without cause if the votes cast against such director's removal would be sufficient to elect such director if then cumulatively voted at an election of the entire board. The continued denial of cumulative voting set forth in this proposal will make it more difficult for minority stockholders to prevent the removal of a director without cause and may make us more vulnerable to takeover attempts in that respect.

     Removal of Directors. Under Colorado law, shareholders may remove directors without cause if a corporation's articles of incorporation do not provide otherwise and if the number of votes cast in favor of removal exceeds the number of votes cast against removal. The Colorado Articles allow such removal without cause because they do not provide otherwise. In addition, the Colorado Bylaws specifically provide that our directors may be removed without cause by the shareholders. A director may be removed only if the votes cast in favor of removal exceed the votes cast against.

     Under Delaware law, stockholders may not remove directors on a classified board of directors without cause unless the corporation's certificate of incorporation provides for removal without cause. The Delaware Certificate and Bylaws do not provide that directors may be removed by the stockholders without cause. The term "cause" with respect to the removal of directors is not defined in the General Corporation Law of Delaware, and its meaning has not been precisely delineated by the Delaware courts.

     Filling Vacancies on the Board of Directors. Under Colorado law, any vacancy on the board of directors, including a vacancy resulting from an increase in the number of directors and a vacancy resulting from a removal of a director with or without cause, may be filled by the shareholders or the board of directors. If the number of directors remaining in office constitute fewer than a quorum of the board, the remaining board members may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office. Under the Colorado Bylaws, any vacancy on the board of directors, including an increase in the number of directors and vacancies occurring in the board for any reason other than removal of a director without cause may be filled by a vote of a majority of the directors then in office, even if less than a quorum exists. Vacancies occurring by reason of the removal of a directors without cause shall be filled by a vote of the stockholders.

     Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) unless otherwise provided in the certificate of incorporation or bylaws (and unless the certificate of incorporation directs that a particular class is to elect such director, in which case any other directors elected by such class, or a sole remaining director, shall fill such vacancy). Like the Colorado Bylaws, the Delaware Bylaws provide that any vacancy created by the removal of a director by the stockholders of DCH Delaware or by court order may be filled only by the stockholders. Following the reincorporation, our Board of Directors may, although it has no current intention to do so, amend the Delaware Bylaws to provide that directors may fill any vacancy created by removal of directors by the stockholders.

     Shareholder Power to Call Special Meeting of Shareholders. Under Colorado law, a special meeting of shareholders may be called by the board of directors, persons authorized by the bylaws or the board of directors, or holders of at least 10% of all shares entitled to be cast at such a meeting. Under Delaware law, a special meeting of stockholders may be called by the board of directors or by any other person authorized to do so in the certificate of incorporation or the bylaws. The Delaware Certificate provides that such a meeting may be called only by the Board or by a committee of the Board, but not by any other persons.

     Eliminating the ability of stockholders holding 10% of the voting power of all stockholders to call a special meeting may lengthen the amount of time required to take stockholder actions because we and our Board of Directors are only required to hold one meeting of stockholders per year. Such elimination of a stockholder power to call special meetings is a limitation on stockholder rights but may deter hostile takeover attempts because, without the ability to call a special meeting, a holder or group of holders controlling a majority in interest of the corporation's capital stock will not be able to amend the Bylaws or remove directors until the annual meeting of stockholders is held.

     Right to Inspect Corporate Records. The right to inspect corporate records is more limited by Colorado law than by Delaware law.

     Under Delaware law, any stockholder has the right to inspect for "any proper purpose" the corporation's stock ledger, list of stockholders and other books and records. A "proper purpose" means a purpose reasonably related to such person's interest as a stockholder. If the stockholder has complied with the notice requirement, the burden of proof is on the corporation to establish that the inspection is for an "improper purpose."

     Under Colorado law, a shareholder is entitled to inspect, upon five days notice, the following: (i) articles of incorporation; (ii) bylaws; (iii) minutes of shareholder's meeting for the past three years; (iv) written communications within the past three years to shareholders; (v) names and business addresses of current directors and officers; (vi) most recent corporate report; and (vi) annual and published financial statements for the past three years. In addition, shareholders are entitled to inspect excerpts from board, shareholders and committee minutes, accounting records and the shareholder list. The right is limited to a shareholder who has been a shareholder for at least three months preceding the demand or holds at least 5% of all the outstanding shares of any class of shares and if the demand is made in good faith and for a proper purpose, and the records are directly connected with the described purpose.

     Stockholder Approval of Certain Business Combinations. In recent years, a number of states have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant stockholders, more difficult. Under Section 203 of the General Corporation law of Delaware ("Section 203"), certain "business combinations" of a Delaware corporation with "any interested stockholder" are subject to a three-year moratorium unless specified conditions are met. Colorado has no comparable statute.

     Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested stockholder" for three years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only, or is an affiliate or associate of the corporation and was the owner, individually or with or through certain other persons or entities, of fifteen percent (15%) or more of such voting stock at any time within the previous three years, or is an affiliate or associate of any of the foregoing.

     For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested stockholder, sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation or a direct or indirect majority-owned subsidiary equal in aggregate market value equal to ten percent or more of the aggregate market value of either the corporation's consolidated assets or all of its outstanding stock; the issuance or transfer by the corporation or a direct or indirect majority-owned subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for certain transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock or of the corporation's voting stock); any transaction involving the corporation or any direct or indirect majority owned subsidiary of the corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible to such stock, of the corporation or the majority-owned subsidiary which is owned by the interested stockholder (except as a result of immaterial changes due to fractional share adjustments or as a result of purchases or redemptions not caused, directly or indirectly, by the interested stockholder); or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

     Section 203 only applies to certain publicly held corporations that have voting stock that is (i) listed on a national securities exchange, (ii) authorized for quotation on the Nasdaq Stock Market; or (iii) held of record by more than 2,000 stockholders. In addition, Section 203 may apply to those corporations who elect to be governed by the said section. If we were to reincorporate as of the Record Date, DCH Delaware would not be subject to
Section 203. On March 17, 2000, we filed an application to have our common stock listed on the Nasdaq National Market System and if the application is approved,
Section 203 would apply to it.

     Loans to Officers, Directors and Employees. Colorado law provides that a corporation may not authorize any loan or guaranty for the benefit of any director until at least ten days after providing written notice of the proposed authorization to shareholders who would be entitled to vote if the issue of the loan or guaranty were submitted to a vote of the shareholders.

     Under Delaware law, a corporation may make loans to, or guarantee the obligations of, officers or other employees when in the judgment of the board of directors, the loan or guaranty may reasonably be expected to benefit the corporation. Both Colorado law and Delaware law permit such loans or guaranties to be unsecured and without interest.

     Dissenter and Appraisal Rights. Under both Colorado and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to dissent from the transaction and exercise rights to receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she otherwise would receive in the transaction.

     Shareholders of a Colorado corporation are entitled to dissenters' rights in the event of most mergers or share exchanges and the consummation of a sale, lease, exchange or other disposition of all, or substantially all, of the property of the corporation other than in the usual and regular course of its business. In connection with the reincorporation, shareholders are not entitled to exercise dissenters' rights.

     Under Delaware law, the rights described are referred to as "appraisal rights." Appraisal rights are not available (i) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation, (ii) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation which are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares, or (iii) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger because the merger agreement does not amend the existing certificate of incorporation, each share of the surviving corporation outstanding prior to the merger is an identical outstanding or treasury share after the merger, and the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger and if certain other conditions are met. Under Delaware law, the Court of Chancery will determine the fair value of shares exercising appraisal rights.

     Amendment of Bylaws. The Delaware Bylaws may be amended or repealed either by the Board of Directors or by the holders of a majority of our outstanding stock. Under Colorado law the bylaws may be amended by the shareholders by a majority vote at a meeting at which a quorum is present, unless otherwise provided.

     Dissolution. Under Colorado law, dissolution must be authorized by the board of directors and recommended to the shareholders for approval. Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be approved by stockholders holding 100% of the total voting power of the corporation. Only if the dissolution is initiated by the board of directors may it be approved by a simple majority of the corporation's stockholders. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement in connection with dissolutions. However, the Delaware Certificate will contain no such supermajority voting requirement, and a majority of shares voting at a meeting at which a quorum is present would be sufficient to approve a dissolution of DCH Delaware which had previously been approved by its Board of Directors.

Federal Income Tax Consequences

     The discussion under this heading summarizes certain anticipated federal income tax consequences of the reincorporation applicable to holders of common shares, but is only a general description of certain anticipated federal income tax consequences to such holders, and does not deal with all federal income tax considerations that may be relevant to specific shareholders in light of their particular circumstances, such as shareholders that are dealers in securities, exempt organizations, foreign persons, or shareholders that acquired their shares in connection with an employee stock option or other compensatory transaction. Furthermore, no foreign, state, or local tax considerations are addressed herein. Accordingly, in view of the varying nature of such tax consequences, ALL SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES OF THE REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS.

     Subject to the limitations, qualifications, and exceptions described in this discussion, and assuming the reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Code, the following federal income tax consequences generally should result to shareholders who receive DCH Delaware common stock pursuant to the proposed reincorporation.

     (a) No gain or loss should be recognized by a shareholder that exchanges all of its common shares solely for DCH Delaware common stock in the reincorporation;

     (b) The aggregate tax basis of the DCH Delaware common stock received by a shareholder who exchanges all of his common shares solely for DCH Delaware common stock pursuant to the reincorporation will be the same as the aggregate tax basis of the common shares surrendered in exchange therefor; and

     (c) The holding period of the DCH Delaware common stock received in the reincorporation solely in exchange for common shares should include the period during which such common shares were held provided that such common shares were held as a capital asset in the hands of the exchanging shareholder at the time of the reincorporation.

     A successful IRS challenge to the status of the reincorporation as a reorganization would result in a shareholder recognizing gain or loss with respect to each share common share exchanged in the reincorporation, in an amount equal to the difference between the shareholder's basis in such share and the fair market value of the DCH Delaware common stock received in exchange therefor. If such gain is recognized, a shareholder's aggregate basis in the DCH Delaware common stock so received would equal the stock's fair market value at the time of the reincorporation and the shareholder's holding period for such stock would begin the day after the reincorporation.

Delaware Franchise Tax

     If we reincorporate in Delaware then we will be subject to the Delaware franchise tax. The Delaware franchise tax is, in general, calculated based on the amount of a corporation's gross assets (on an unconsolidated basis), and number of authorized and issued shares of stock of a corporation.

Holding Period For Purposes of Rule 144

     For purposes of Rule 144 (which governs public resales of our securities by our affiliates and certain resales of restricted securities) under the Securities Act of 1933, as amended (the "Securities Act"), the holders of DCH Delaware common stock shares will be able to "tack" (i.e., add together) the holding period of their common shares to the holding period of their DCH Delaware common stock. This means that, for purposes of Rule 144, a holder of DCH Delaware common stock will be deemed to have held such shares of DCH Delaware common stock at least since the date on which such stockholder acquired and paid for the common shares that were converted into DCH Delaware common stock as part of the reincorporation.

     The holding period of the DCH Delaware common stock received in the reincorporation solely in exchange for common shares should include the period during which such common shares were held provided that such common shares were held as a capital asset in the hands of the exchanging shareholder at the time of the reincorporation.

Stockholder Approval

     The affirmative vote of a majority of our outstanding voting shares present or represented and entitled to vote at the Annual Meeting is required for approval of the proposed reincorporation of DCH in Delaware. Approval of the reincorporation will also constitute approval of (i) the Reincorporation Agreement, (ii) the Delaware Certificate, and (iii) the Delaware Bylaws. Should such stockholder approval not be obtained, the proposed reincorporation in Delaware will not be adopted and we will continue to operate as a Colorado corporation.

Recommendation of Board of Directors

     The Board of Directors recommends that stockholders vote FOR the approval of our reincorporation as a Delaware corporation as set forth above. We will vote your shares as you specify on the enclosed proxy card. If you do not specify how you want your shares voted, we will vote them FOR authorization of the reincorporation in Delaware.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of our common stock as of February 28, 2000 (i) by each of our directors; (ii) by each person known by us to own beneficially more than five percent of our common stock; (iii) by the executive officers named in the Summary Compensation Table set forth in "Executive Compensation" and (iv) by all directors and executive officers of DCH as a group.

     Unless otherwise indicated in the footnotes to the table, the following individuals have sole vesting and sole investment control with respect to the shares they beneficially own. The address of all persons listed below is c/o DCH Technology, Inc. 27811 Avenue Hopkins, #6, Valencia, California 91355.

     The number of shares beneficially owned by each stockholder is determined under rules promulgated by the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting or investment power and also any shares which the individual has the right to acquire within 60 days after February 28, 2000. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person named in the table has sole voting and investment power (or shares such power with his or her spouse) with respect to all shares of common stock listed as owned by such person. The total number of outstanding shares of common stock at February 28, 2000 is 20,703,141.

------------------------------------------------------------------------------------------
Name And Address Of Beneficial Owner    Amount And Nature Of      Percent
                                        Beneficial Ownership
Executive Officers and Directors:
------------------------------------------------------------------------------------------
David A. Walker                                   2,371,280               10.8%
------------------------------------------------------------------------------------------
David P. Haberman                                 2,257,966               10.2%
------------------------------------------------------------------------------------------
Randall S. Firestone                              1,236,170                5.9%
------------------------------------------------------------------------------------------
Dr. William L. Firestone                          1,971,854                9.2%
------------------------------------------------------------------------------------------
Daniel Teran                                        153,000                  *
------------------------------------------------------------------------------------------
Robert S. Walker                                     79,250                  *
------------------------------------------------------------------------------------------
Raymond Winkel                                      246,790                  *
------------------------------------------------------------------------------------------
Stephanie Hoffman                                   705,979                3.3%
------------------------------------------------------------------------------------------
All executive officers and Directors              7,951,310               32.6%
 as a group (7 persons)
------------------------------------------------------------------------------------------

*    Less than one percent.

     The shares listed as owned by David A. Walker include 1,350,000 shares of common stock issuable to him pursuant to option exercisable on or within 60 days of February 28, 2000.

     The shares listed are owned by David P. Haberman include 1,400,000 shares of common stock issuable to him pursuant to options exercisable on or within 60 days of February 28, 2000.

     The shares listed as owned by Randall S. Firestone include 116,750 shares of common stock issuable to him pursuant to options exercisable on or within 60 days of February 28, 2000.

     The shares listed as owned by Dr. William L. Firestone include 748,000 shares of common stock issuable to him pursuant to options exercisable on or within 60 days of February 28, 2000.

     The shares listed as owned by Daniel Teran include 123,000 shares of common stock issuable to him pursuant to options exercisable on or within 60 days of February 28, 2000.

     The shares listed as owned by Raymond Winkel include 166,750 shares of common stock issuable to him pursuant to options exercisable on or within 60 days of February 28, 2000.

     The shares listed as owned by Robert S. Walker include 79,250 shares of common stock issuable to him pursuant to options exercisable on or within 60 days of February 28, 2000.

     The shares listed as owned by Stephanie Hoffman include 677,979 shares of common stock issuable to her pursuant to warrants exercisable on or within 60 days of February 28, 2000.

     The shares listed as owned by all executive officers and directors include an aggregate 4,686,729 shares of common stock issuable to them pursuant to options exercisable on or within 60 days of February 28, 2000.

                             EXECUTIVE COMPENSATION

     The following table provides compensation information for the period indicated with respect to the persons who served as our Chief Executive Officer (the "Named Executive Officer") for the fiscal year ended December 31, 1999. No other executive officer of DCH received total salary and bonus in excess of $100,000 during the years ended December 31, 1999, 1998 and 1997.

-------------------------------------------------------------------------------
                                 ANNUAL COMPENSATION   LONG-TERM COMPENSATION
-------------------------------------------------------------------------------
                                                       NUMBER OF SECURITIES
               NAME            YEAR      SALARY ($)    UNDERLYING OPTIONS (#)
-------------------------------------------------------------------------------
David A. Walker, President     1999         $0               1,350,000
-------------------------------------------------------------------------------
Dr. William L. Firestone       1999         $0                 675,000
-------------------------------------------------------------------------------
                               1998         $0                 393,000
-------------------------------------------------------------------------------
                               1997         $0                 281,475
-------------------------------------------------------------------------------

     Mr. Walker received $10,563 during the year ended December 31, 1999 as reimbursement for automobile expenses.

     Dr. Firestone resigned as President of DCH on April 20, 1999. David A. Walker was elected on that same date.

Employment Agreements

     We currently have employment agreements with each of David P. Haberman and David A. Walker, our Vice President, Technology and Planning, and President, respectively. Each employment agreement commenced on January 1, 1995 and terminates on December 31, 2000, and provides for an annual salary currently set at $100,000. Neither of the employment agreements provides for additional payments upon a change in control. Messers. Haberman and Walker have declined any cash compensation due under their respective employment agreements since the inception of their contracts. Mr. Walker has accepted approximately $10,563 as reimbursement for automobile expenses incurred during the year ended December 31, 1999.

Fiscal Year Option Grants

     There were no option grants to the Named Executive Officer for the year ended December 31, 1999. During this same year, we granted officers, employees and consultants options to purchase an aggregate of 2,135,356 shares of our common stock.

Fiscal Year Option Exercises and Fiscal Year-End Option Values

     Shown below is information regarding unexercised stock options held by the Named Executive Officer at December 31, 1999. No Named Executive Officers exercised options in the year ended December 31, 1999.

--------------------------------------------------------------------------------------
Name               Number of Unexercised            Value of Unexercised In-the-Money
                   Options at Year End(#)                Options at Year End($)(1)
--------------------------------------------------------------------------------------
                  Exercisable     Unexercisable     Exercisable         Unexercisable
--------------------------------------------------------------------------------------
David A. Walker       1,350,000         0                $4,009,500           $0
--------------------------------------------------------------------------------------
Dr. William L.          675,000         0                $2,004,750           $0
Firestone
--------------------------------------------------------------------------------------

(1) Based on a per share fair market value of our common stock equal to $2.97 at December 31, 1999, the closing price for our common stock on that date as reported by various market makers for our common stock on the NASD OTC Market Bulletin Board.

Certain Relationships and Related Transactions

     No officer or director has loaned us an amount in excess of $60,000.

     In the year ended December 31, 1998, certain officers and directors were granted options to purchase shares of our common stock as consideration for past services performed, including services performed during prior fiscal years. All of these options have an exercise price of $0.25 per share, expire on December 31, 2008 and were fully vested on the date of grant. The following table sets forth such option grants:

NUMBER OF SHARES FOR SERVICE

Name                           Underlying Options  During Fiscal Year
----                           ------------------  ------------------

Randall S. Firestone           50,000              1998

William L. Firestone           393,525             1998
                               281,475             1997

David P. Haberman              364,000             1998
                               364,000             1997
                               364,000             1996
                               308,000             1995

Daniel Teran                   50,000              1998

David A. Walker                363,000             1998
                               342,200             1997
                               326,600             1996
                               318,200             1995

Raymond N. Winkel              100,000             1998

     On October 30, 1998, David P. Haberman, our Chairman of the Board of Directors and Vice President, Technology and Planning, exercised options to purchase 80,000 shares of our common stock at an exercise price of $0.25 per share. On December 21, 1999 David P. Haberman also exercised options to purchase 15,000 shares of common stock at an exercise price of $0.25 per share. No other officers or directors exercised options during the year ended December 31, 1999.

     We believe that all of the transactions set forth above were made on terms no less favorable to us than could have been obtained from unaffiliated third parties. We intend that all future transactions, including loans, between us and our officers, directors, principal stockholders and their affiliates will be approved by a majority of the board of directors, including a majority of the independent and disinterested directors, and will be on terms no less favorable to us than could be obtained from unaffiliated third parties.

Compliance with Section 16(a) of the Exchange Act of 1934

     Section 16(a) of the Securities and Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent (10%) of a registered class of our equity securities, to file certain reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission. Such officers, directors, and 10% stockholders are also required to furnish us with copies of all Section 16(a) forms that they file.

     During 1999, each of Messrs. David Haberman, David Walker, Randall Firestone, William Firestone, Robert Walker and Raymond Winkel did not timely file a Form 3 upon becoming subject to the reporting requirements of Section 16. Subsequently, all required Form 3 forms were filed by the previously named individuals. In making the foregoing disclosure, we have relied solely on our review of copies of forms filed by such persons with the SEC.

                         STOCKHOLDER PROPOSALS FOR THE
                              2001 ANNUAL MEETING

     We welcome comments and suggestions from our stockholders. Here are the ways a stockholder may present a proposal for consideration by the other stockholders at our 2001 Annual Meeting:

     In our Proxy Statement: If a stockholder wants to submit a proposal for inclusion in our proxy statement and form of proxy under Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act") for the 2000 Annual Meeting of Stockholders, we must receive the proposal in writing on or before 5 p.m., Pacific Standard time, March 1, 2001.

     At the Annual Meeting: If a stockholder wishes to nominate a director or bring other business before the stockholders at the 2001 Annual Meeting, we must receive the stockholder's written notice not less than 60 days nor more than 90 days prior to the date of the annual meeting, unless we give our stockholders less than 70 days' notice of the date of our 2001 Annual Meeting. If we provide less than 70 days' notice, then we must receive the stockholder's written notice by the close of business on the 10th day after we provide notice of the date of the 2001 Annual Meeting. The notice must contain the specific information required in our Bylaws. A copy of our Bylaws may be obtained by writing to our Secretary. If we receive a stockholder's proposal within the time periods required under our Bylaws, we may choose, but are not required, to include it in our proxy statement. If we do, we may tell the other stockholders what we think of the proposal, and how we intend to use our discretionary authority to vote on the proposal.

     Delivering a Separate Proxy Statement: We will not use our discretionary voting authority if a stockholder submits a proposal within the time period required under our Bylaws, and also provides us with a written statement that the stockholder intends to deliver his or her own proxy statement and form of proxy to our stockholders. Persons who wish to deliver their own proxy statement and form of proxy should consult the rules and regulations of the SEC.

     All proposals should be made in writing and sent via registered, certified or express mail, to our executive offices, 27811 Avenue Hopkins, Valencia, California 91355 Attention: Secretary.

                                     VOTING

     Stockholders are urged immediately to complete, date and sign the enclosed proxy card and return it in the envelope provided, to which no postage need be affixed if mailed in the United States.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                                    BY THE BOARD OF DIRECTORS


                                    David A. Walker
                                    President

                                    David P. Haberman
                                    Chairman of the Board

                                   EXHIBIT A

                            1999 STOCK OPTION PLAN


1.   PURPOSES OF THE PLAN
     --------------------

     The purposes of this 1999 Stock Option Plan (the "Plan") of DCH Technology, Inc., a Colorado corporation (the "Company") are to:

     (i) Encourage selected officers, directors, key employees and consultants to improve operations and increase profits of the Company or its Affiliates;

     (ii) Encourage selected officers and key employees to accept or continue employment with the Company or its Affiliates; and

     (iii) Increase the interest of selected officers, directors, key employees and consultants in the Company's welfare through participation in the growth in value of the common stock of the Company ("Common Stock").

     Options granted under this Plan ("Options") may be "incentive stock options" ("ISOs") intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or "nonqualified options" ("NQOs").

2.   ELIGIBLE PERSONS
     ----------------

     Every person who at the date of grant of an Option is a key employee of the Company or of any Affiliate (as defined below) (including employees who are also officers or directors of the Company or of any Affiliate) is eligible to receive NQOs or ISOs under this Plan. The term "Affiliate" as used in the Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. Every person who is a director of or consultant to the Company or any Affiliate at the date of grant of an Option is eligible to receive NQOs under this Plan.

3.   STOCK SUBJECT TO THIS PLAN
     --------------------------

     Subject to the provisions of Section 6.1.1 of the Plan, the maximum aggregate number of shares of stock which may be granted pursuant to this Plan is five million (5,000,000) shares of Common Stock. The shares unexercised shall become available again for grants under the Plan.

4.   ADMINISTRATION
     --------------

     4.1  Option Committee.  This Plan shall be administered by the Board of
          ----------------
Directors of the Company (the "Board") or by a committee of at least two Board members, one of which is the President, (hereinafter referred to as the "Committee Chairman") to which administration of the Plan is delegated (in either case, the "Option Committee"). No member of the Option Committee shall be liable for any decision, action, or omission respecting the Plan, any options, or any option shares.

     4.2  Disinterested Administration. From and after such time as the Company
          ----------------------------
registers a class of equity securities under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), this Plan shall be administered in accordance with the disinterested administrative requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission ("Rule 16b-3"), or any successor rule thereto.

     4.3  Authority of the Option Committee.  Subject to the other provisions
          ---------------------------------
of this Plan, the Options Committee shall have the authority, in its discretion:
(i) to grant Options; (ii) to determine the fair market of the Common Stock subject to Options; (iii) to determine the exercise price of Options granted;
(iv) to determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (v) to interpret this Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to this Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable; (viii) with the consent of the optionee, to modify or amend any Option; (ix) to defer (with the consent of the optionee) or accelerate the exercise date or vesting of any Option; (x) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and (xi) to make all other determinations deemed necessary or advisable for the administration of this Plan. The Option Committee may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

     4.4  Determinations Final.  All questions of interpretation,
          --------------------
implementation, and application of this Plan shall be determined by the Board or the Option Committee. Such determinations shall be final and binding on all persons.

5.   GRANTING OF OPTIONS: OPTION AGREEMENT
     -------------------------------------

     5.1  Ten-Year Term.  No Options shall be granted under this Plan after ten
          -------------
years from the date of adoption of this Plan by the Board.

     5.2  Option Agreement.  Each Option shall be evidenced by a written stock
          ----------------
option agreement, in form satisfactory to the Company, executed by the Company and the person to whom such Option is granted; provided, however, that the failure by the Company, the optionee, or both to execute such an agreement shall not invalidate the granting of any Option.

     5.3  Designation as ISO or NQO.  The agreement shall specify whether each
          -------------------------
Option it evidences is a NQO or an ISO. Notwithstanding designation of any Option as an ISO or a NQO, if the aggregate fair market value of the shares under Options designated as ISOs which would become exercisable for the first time by any Optionee at a rate in excess of $100,000 in any calendar year (under all plans of the Company), then unless otherwise provided in the stock option agreement or by the Option Committee, such Options shall be NQOs to the extent of the excess above $100,000. For purposes of this Section 5.3, Options shall be taken into account in the order in which they were granted, and the fair market value of the shares shall be determined as of the time the Option, with respect to such shares, is granted.

     5.4  Grant to Prospective Employees.  The Option Committee or the Committee
          ------------------------------
Chairman may approve the grant of Options under this Plan to persons who are expected to become employees of the Company, but who are not employees at the date of approval. In such cases, the Option shall be deemed granted, without further approval, on the date the optionee is first treated as an employee for payroll purposes.

6.   TERMS AND CONDITIONS OF OPTIONS
     -------------------------------

     Each Option granted under this Plan shall be designated as a NQO or an ISO. Each Option shall be subject to the terms and conditions set forth in Section
6.1. NQOs shall be also subject to the terms and conditions set forth in Section 6.2, but not those set forth in Section 6.3. ISOs shall also be subject to the terms and conditions set forth in Section 6.3, but not those set forth in Section 6.2.

     6.1  Terms and Conditions to Which Options Are Subject.  Options granted
          -------------------------------------------------
under this Plan shall, as provided in Section 6, be subject to the following terms and conditions:

          6.1.1  Changes in Capital Structure.  The existence of outstanding
                 ----------------------------
Options shall not affect the Company's right to effect adjustments, recapitalizations, reorganizations, or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred, or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Company's or any other corporation's assets or business or any other corporate act whether similar to the events described above or otherwise. Subject to Section 6.1.2, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, or other event, or converted into or exchanged for other securities as a result of a merger, consolidation, reorganization, or other event, appropriate adjustments shall be made in (i) the number and class of shares of stock subject to this Plan and each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result to any such adjustments. Each such adjustment shall be subject to approval by the Option Committee in its sole discretion, and may be made without regard to any resulting tax consequence to the optionee.

          6.1.2  Corporate Transactions.  In connection with (i) any merger,
                 ----------------------
consolidation, acquisition, separation, or reorganization in which more than fifty percent (50%) of the shares of the Company outstanding immediately before such event are converted into cash or into another security, (ii) any dissolution or liquidation of the Company or any partial liquidation involving fifty percent (50%) or more of the assets of the Company, (iii) any sale of more than fifty percent (50%) of the Company's assets, or (iv) any like occurrence in which the Company is involved, the Option Committee may, in its absolute discretion, do one or more of the following upon ten days' prior written notice to all optionees; (a) accelerate any vesting schedule to which an Option is subject; (b) cancel Options upon payment to each optionee in cash, with respect to each Option to the extent then exercisable, of any amount which, in the absolute discretion of the Option Committee, is determined to be equivalent to any excess of the market value (at the effective time of such event) of the consideration that such optionee would have received if the Option had been exercised before the effective time over the exercise price of the Option; (c) shorten the period during which such Options are exercisable (provided they remain exercisable, to the extent otherwise exercisable, for at least ten days after the date the notice is given); or (d) arrange that new option rights be substituted for the option rights granted under this Plan, or that the Company's obligations as to Options outstanding under this Plan be assumed, by an employer corporation other than the Company or by a parent or subsidiary of such employer corporation. The actions described in this Section 6.1.2 may be taken without regard to any resulting tax consequence to the optionee.

          6.1.3  Time of Option Exercise.  Except as necessary to satisfy the
                 -----------------------
requirements of Section 422 of the Code and subject to Section 5, Options granted under this Plan shall be exercisable at such times as are specified in the written stock option agreement relating to such Option: provided, however, that so long as the optionee is a director or officer, as those terms are used in Section 16 of the Exchange Act, such Option may not be exercisable, in whole or in part, at any time prior to the six-month anniversary of the date of the Option grant, unless the Option Committee determines that the foregoing provision is not necessary to comply with the provisions of Rule 16b-3 or that Rule 16b-3 is not applicable to the Plan. No Option shall be exercisable, however, until a written stock option agreement in form satisfactory to the Company is executed by the Company and the optionee. The Option Committee, in its absolute discretion, may later waive any limitations respecting the time at which an Option or any portion of an Option first becomes exercisable.

          6.1.4  Option Grant Date.  Except as provided in Section 5.4 or as
                 -----------------
otherwise specified by the Option Committee, the date of grant of an Option under this Plan shall be the date as of which the Option Committee approves the grant.

          6.1.5  Nonassignability of Option Rights.  No Option granted under
                 ---------------------------------
this Plan shall be assignable or otherwise transferable by the optionee except by will, by the laws of descent and distribution, or pursuant to a qualified domestic relations order (limited in the case of an ISO, to a qualified domestic relations order that effects a transfer of an ISO that is community property as part of a division of community property). During the life of the optionee, an Option shall be exercisable only by the optionee.

          6.1.6  Payment.  Except as provided below, payment in full shall be
                 -------
made for all stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. Payment may be made in cash, by promissory note, by delivery to the Company of shares of Common Stock owned by the optionee (duly endorsed in favor of the Company or accompanied by a duly endorsed stock power), or by any other form of consideration and method of payment to the extent permitted under applicable law. Any shares delivered shall be valued as of the date of exercise of the Option in the manner set forth in Section 6.1.12. Optionees may not exercise Options by delivery of shares more frequently than at six-month intervals.

          6.1.7  Termination of Employment.  Unless determined otherwise by the
                 -------------------------
Option Committee in its absolute discretion to the extent not already expired or exercised, every Option granted under this Plan shall terminate at the earlier of (a) the Expiration Date (as defined in Section 6.1.12) or (b) three months after termination of employment with the Company or any Affiliate; provided, that an Option shall be exercisable after the date of termination of employment only to the extent exercisable on the date of termination; and provided further, that if termination of employment is due to the optionee's "disability" (as determined in accordance with Section 22(e)(3) of the Code), the optionee, or the optionee's personal representative, may at any time within one (1) year after the termination of employment (or such lesser period as is specified in the option agreement but in no event after the Expiration Date of the Option), exercise the option to the extent it was exercisable at the date of termination; and provided further that if termination of employment is due to the Optionee's death, the Optionee's estate or a legal representative thereof, may at any time within and including six (6) months after the date of death of Optionee (or such lesser period as is specified in the option agreement but in no event after the Expiration Date of the Option), exercise the option to the extent it was exercisable at the date of termination. Transfer of an optionee from the Company to an Affiliate or vice versa, or from one Affiliate to another, or a leave of absence due to sickness, military service, or other cause duly approved by the Company, shall not be deemed a termination of employment for purposes of this Plan. For the purpose of this Section 6.1.7, "employment" means engagement with the Company or any Affiliate of the Company either as an employee, as a director, or as a consultant.

          6.1.8  Repurchase of Stock.  In addition to the right of first refusal
                 -------------------
set forth in Section 6.1.9, at the time it grants Options under this Plan, the Company may retain, for itself or others, rights to purchase the shares acquired under the Option or impose other restrictions on the transfer of such shares. The terms and conditions of any such rights or other restrictions shall be set forth in the option agreement evidencing the Option.

          6.1.9  Company's Right of First Refusal.
                 --------------------------------

                 (i) Company's Right; Notice. Stock delivered pursuant to the exercise of any option granted under this Plan shall be subject to a right of first refusal by the Company in the event that the holder of such shares proposes to sell, pledge, or otherwise transfer such shares or any interest in such shares to any person or entity. Any holder of shares purchased under this Plan desiring to transfer such shares or any interest in such shares shall give a written notice (the "Offer Notice") to the Company describing the proposed transfer, including the number of shares proposed to be transferred, the proposed transfer price and terms, and the name and address of the proposed transferee. The Company's rights under this Section 6.1.9 shall be freely assignable.

                  (ii) Exercise. Except as provided under any repurchase right imposed under Section 6.1.8, if the Company fails to exercise its right of first refusal within 20 days from the date on which the Company receives the Offer Notice, the shareholder may, within the next 90 days, conclude a transfer to the proposed transferee of the exact number of shares covered by that notice on terms not more favorable to the transferee than those described in the notice. Any subsequent proposed transfer shall again be subject to the Company's right of first refusal. If the Company exercises its right of first refusal, the shareholder shall endorse and deliver to the Company the stock certificates representing the shares being repurchased. The Company shall pay the shareholder the total repurchase price for the shares no later than the later of (a) sixty
(60) days after receipt of the Offer Notice and (b) the end of such period for payment offered by the bona fide third-party transferor. The holder of the shares being repurchased shall cease to have any rights with respect to such shares immediately upon receipt of the repurchase price.

                  (iii) Exceptions. Notwithstanding the foregoing provisions of this Section 6.1.9, no notice of a proposed transfer shall be required and no right of first refusal shall exist with respect to transfers, including sales, to an optionee's children, grandchildren, or parents or to trusts, estates, or custodianships of or for the account of an optionee or an optionee's children, grandchildren, or parents; provided, however, that the transferee shall take such shares subject to the provisions of Sections 6.1.8. and 6.1.9.

                  (iv) Termination of Company's Right. The right of first refusal set forth in this Section 6.1.9 shall terminate upon the earlier of the consummation of an underwritten public offering of the Company's Common Stock registered under the Securities Act of 1933 or the date on which the Common Stock is registered under Section 12 of the Exchange Act.

                  (v) No Limitation. Nothing in this Section 6.1.9 shall limit the rights of the Company under any repurchase right imposed under Section 6.1.8.

                  (vi)  Conflict.  In the event that the terms of this paragraph
6.1.9 conflict or are inconsistent with any provision in the Bylaws of the Company, the terms of the Bylaws shall control.

          6.1.10  Withholding and Employment Taxes.  At the time of exercise of
                  --------------------------------
an Option (or at such later time(s) as the Company may prescribe), the optionee shall remit to the Company in cash all applicable (as determined by the Company in its sole discretion) federal and state withholding taxes. The Option Committee may, in the exercise of its sole discretion, permit an optionee to pay some or all of such taxes by means of a promissory note on such terms as the Option Committee deems appropriate. If authorized by the Option Committee in its sole discretion, and if the Option has been held for six months or more, an optionee may elect to have shares of Common Stock which are acquired upon exercise of the Option withheld by the Company or to tender to the Company other shares of Common Stock or other securities of the Company owned by the optionee on the date of determination of the amount of tax to be withheld as a result of the exercise of such Option (the "Tax Date") to pay the amount of tax that is required by law to be withheld by the Company as a result of the exercise of such Option, provided that the election satisfies the following requirements:

                  (i) the election shall be irrevocable, shall be made at least six months before the Option exercise, and shall be subject to the disapproval of the Option Committee at any time before consummation of the Option exercise; or

                  (ii) the election shall be made in advance to take effect in a subsequent "window period" (as defined below) in which the Option is exercised, and the Option Committee shall approve the election when it is made or at any time thereafter up to consummation of the Option exercise; or

                  (iii) the election shall be made in a window period and the approval of the Option Committee shall be given after the election is made and within the same window period, and the Option exercise shall be consummated within such window period; or

                  (iv) shares or other previously owned securities shall be tendered (but stock shall not be withheld) at any time up to the consummation of the Option exercise (in which event, neither a prior irrevocable election nor window period timing shall be required).

     Notwithstanding the foregoing, clauses (ii) and (iii) shall not be available until the Company has been subject to the reporting requirements of the Securities Exchange Act of 1934 for at least one year.

     A "window period" is the period beginning on the third business day following the date of release for publication of quarterly or annual summary statements of sales and earnings and ending on the 12th business day following such date. Any securities so withheld or tendered shall be valued by the Company as of the Tax Date.

          6.1.11  Other Provisions.  Each Option granted under this Plan may
                  ----------------
contain such other terms, provisions, and conditions not consistent with this Plan as may be determined by the Option Committee, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify the Option as an "incentive stock option" within the meaning of Section 422 of the Code.

          6.1.12  Determination of Value.  For purposes of the Plan, the value
                  ----------------------
of Common Stock or other securities of the Company shall be determined as follows:

                  (i) If the stock of the Company is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers Automated Quotation System, its fair market value shall be the closing sales price for such stock or the closing bid if no sale was reported, as quoted on such system or exchange (or the largest such exchange) for the date the value is to be determined (or if there is no sale for such date, then for the last preceding business day on which there was at least one sale), as reported in the Wall Street Journal.
-------------------

                  (ii) If the stock of the Company is regularly quoted by a recognized securities dealer but selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for the stock on the date the value is to be determined (or if there is no quoted price for the date of grant, then for the last preceding business day on which there was a quoted price).

                  (iii) If the stock of the Company is as described in Section 6.1.12(i) or (ii), but is restricted by law, contract, market conditions, or otherwise as to salability or transferability, its fair market value shall be as set forth in Section 6.1.12(i) or (ii), as appropriate, less, as determined by the Option Committee, an appropriate discount, based on the nature and terms of the restrictions.

                  (iv) In the absence of an established market for the stock, the fair market value thereof shall be determined by the Option Committee, with reference to the Company's net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in the industry and its management, and the values of stock of other corporations in the same or a similar line of business .

          6.1.13  Option Term.  No Option shall be exercisable more than ten
                  -----------
years after the date of grant, or such lesser period of time as set forth in the option agreement (the end of the maximum exercise period stated in the option agreement is referred to in this Plan as the "Expiration Date"). No ISO granted to any person who owns, directly or by attribution, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company of any Affiliate ( a "Ten Percent Stockholder") shall be exercisable more than five years after the date of grant.

          6.1.14  Exercise Price.  The exercise price of any Option granted to
                  --------------
any Ten Percent Stockholder shall in no event be less than 110 percent of the fair market value (determined in accordance with Section 6.1.12) of the stock covered by the Option at the time the Option is granted.

          6.1.15  Compliance with Securities Laws.  The Company shall not be
                  -------------------------------
obligated to offer or sell any shares upon exercise of an Option unless the shares are at that time effectively registered or exempt from registration under the federal securities laws and the offer and sale of the shares are otherwise in compliance with all applicable state and local securities laws. The Company shall have no obligation to register the shares under the federal securities laws or take whatever other steps may be necessary to enable the shares to be offered and sold under federal or other securities laws. Upon exercising all or any portion of an Option, an optionee may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the Option shares or subsequent transfers of any interest in the shares to comply with applicable securities laws. Stock certificates evidencing shares acquired upon exercise of options shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan, or the option agreement evidencing the Option.

          6.2     Terms and Conditions to Which Only NQOs Are Subject.  Options
                  ---------------------------------------------------
granted under this Plan which are designated as NQOs shall be subject to the following additional terms and conditions:

                   6.2.1  Exercise Price.  Except as set forth in Section
                          --------------
6.1.14, the exercise price of a NQO shall not be less than 85 percent of the fair market value (determined in accordance with Section 6.1.12) of the stock subject to the Option on the date of grant.

          6.3     Terms and Conditions to Which Only ISOs Are Subject.  Options
                  ---------------------------------------------------
granted under this Plan which are designated as ISOs shall be subject to the following additional terms and conditions:

                  6.3.1   Exercise Price.  Except as set forth in Section
                          --------------
6.1.14, the exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value (determined in accordance with Section 6.1.12) of the stock covered by the Option at the time the Option is granted.

                  6.3.2   Disqualifying Dispositions.  If stock acquired upon
                          --------------------------
exercise of an ISO is disposed of in a "disqualifying disposition" within the meaning of Section 422 of the Code, the holder of the stock immediately before the disposition shall notify the Company in writing of the date and terms of the disposition and comply with any other requirements imposed by the Company in order to enable the Company to secure any related income tax deduction to which it is entitled.

7.   MANNER OF EXERCISE
     ------------------

          7.1  Notice of Exercise.  An optionee wishing to exercise an Option
               ------------------
shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Option Committee, accompanied by payment of the exercise price as provided in Section 6.1.6. The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price and, if required, by payment of any federal or state withholding or employment taxes required to be withheld by virtue of exercise of the Option will be considered as the date such Option was exercised.

          7.2  Issuance of Certificates.  Promptly after receipt of written
               ------------------------
notice of exercise of an Option, the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of stock. Unless the Company specifies otherwise, an optionee or transferee of an optionee shall not have any privileges as a shareholder with respect to any stock covered by the Option until the date of issuance of a stock certificate. Subject to Section 6.1.1 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the date the certificates are delivered.

8.   EMPLOYMENT RELATIONSHIP
     -----------------------

     Nothing in this Plan or any Option granted hereunder shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate any optionee's employment at any time, nor confer upon any optionee any right to continue in the employ of the Company or any of its Affiliates.

9.   AMENDMENTS TO PLAN
     ------------------

     The Board may amend this Plan at any time. Without the consent of an optionee, no amendment may affect outstanding Options except to conform this Plan and ISOs granted under this Plan to federal or other tax laws relating to incentive stock options. No amendment shall require shareholder approval unless shareholder approval is required to preserve incentive stock option treatment for tax purposes or the Board otherwise concludes that shareholder approval is advisable.

10.  SHAREHOLDER APPROVAL; TERM
     --------------------------

     The Board of Directors of the Company adopted this Plan as of January 1, 2000 and the Company's shareholders approved this Plan as of _________________. This Plan shall terminate ten years after initial adoption by the Board unless terminated earlier by the Board. The Board may terminate this Plan without shareholder approval. No Options shall be granted after termination of this Plan, but termination shall not affect rights and obligations under then-outstanding Options.

                                   EXHIBIT B

                 REINCORPORATION AND PLAN OF MERGER AGREEMENT
                                BY AND BETWEEN
                             DCH TECHNOLOGY, INC.
                            A COLORADO CORPORATION,
                                      AND
                             DCH TECHNOLOGY, INC.
                            A DELAWARE CORPORATION

     This Reincorporation and Plan of Merger Agreement (the "Agreement") dated as of June __, 2000 (the "Effective date") is between DCH Technology, Inc., a Colorado corporation ("DCH Colorado"), and DCH Technology, Inc., a Delaware corporation in formation ("DCH Delaware"). DCH Colorado and DCH Delaware are sometimes referred to in this Agreement as the "Constituent Corporations."

                                   RECITALS

     A. DCH Colorado is a corporation duly organized and existing under the laws of the State of Colorado and has an authorized capital of 55,000,000 shares, 50,000,000 of which are designated as Common Stock, and 5,000,000 shares of which are designated as Preferred Stock. As of May 2, 2000, 20,703,141 shares of DCH Colorado Common Stock were issued and outstanding, and no shares of Preferred Stock were issued and outstanding.

     B. DCH Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 55,000,000 shares, 50,000,000 of which are designated Common Stock, and 5,000,000 of which are designated as Preferred Stock. At this time, DCH Delaware has no shares of Common or Preferred Stock issued and outstanding.

     C. The Board of Directors of DCH Colorado has determined that, for the purpose of effecting the reincorporation of DCH Colorado in the State of Delaware, it is advisable and in the best interests of DCH Colorado that DCH Colorado merge with and into DCH Delaware upon the terms and conditions provided in this Agreement.

     D. The respective Boards of Directors of DCH Colorado and DCH Delaware have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective stockholders and executed by the undersigned officers.

                                   AGREEMENT

     In consideration of the mutual agreements and covenants set forth herein, the parties hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

1.   MERGER.

     1.1 MERGER. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the Colorado General Corporation Law, DCH Colorado shall be merged with and into DCH Delaware (the "Merger"), the separate existence of DCH Colorado shall cease and DCH Delaware shall be, and is sometimes referred to below as, the "Surviving Corporation," and the name of the Surviving Corporation shall be DCH Technology, Inc.

     1.2 FILING AND EFFECTIVENESS. The Merger shall become effective upon completion of the following actions:

      (a) Adoption and approval of this Agreement and the Merger by the stockholders of each Constituent Corporation in accordance with the applicable requirements of the Delaware General Corporation Law and the Colorado General Corporation Law;

      (b) The satisfaction or waiver of all of the conditions precedent to the consummation of the Merger as specified in this Agreement; and

      (c) The filing with the Secretary of State of Delaware of an executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law.

  The date and time when the Merger becomes effective shall be referred to in this Agreement as the "Effective Date of the Merger."

     1.3 EFFECT OF THE MERGER. Upon the Effective Date of the Merger, the separate existence of DCH Colorado shall cease and DCH Delaware, as the Surviving Corporation, (a) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (b) shall be subject to all actions previously taken by its and DCH Colorado's Board of Directors, (c) shall succeed, without other transfer, to all of the assets, rights, powers and property of DCH Colorado in the manner more fully set forth in Section 259 of the Delaware General Corporation Law, (d) shall continue to be subject to all of the debts, liabilities and obligations of DCH Delaware as constituted immediately prior to the Effective Date of the Merger, and (e) shall succeed, without other transfer, to all of the debts, liabilities and obligations of DCH Colorado in the same manner as if DCH Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the Colorado General Corporation Law.

2.   CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

     2.1 CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of DCH Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

     2.2 BYLAWS. The Bylaws of DCH Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

     2.3 DIRECTORS AND OFFICERS. The directors and officers of DCH Delaware immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

3.   MANNER OF CONVERSION OF STOCK

     3.1 DCH COLORADO COMMON STOCK. Upon the Effective Date of the Merger, each one share of DCH Colorado Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such share or any other person, be converted into and exchanged for one fully paid and non-assessable share of Common Stock of the Surviving Corporation.

     3.2  DCH COLORADO OPTIONS, STOCK PURCHASE RIGHTS AND CONVERTIBLE
SECURITIES.

          (a) Upon the Effective Date of the Merger, the Surviving Corporation shall assume the obligations of DCH Colorado under DCH Colorado's outstanding stock option agreements and all other employee benefit plans of DCH Colorado. Each outstanding and unexercised option, other right to purchase, or security convertible into, DCH Colorado Common Stock or Preferred Stock (a "Right") shall become, subject to the provisions in paragraph (c) hereof, an option, right to purchase, or a security convertible into the Surviving Corporation's Common Stock or Preferred Stock, respectively, on the basis of one share of the Surviving Corporation's Common Stock or Preferred Stock, as the case may be, for each two shares of DCH Colorado Common Stock or Preferred Stock, issuable pursuant to any such Right, on the same terms and conditions and at an exercise price per share appropriately adjusted to reflect the exchange ratio applicable to the shares issuable upon exercise of any such DCH Colorado Right at the Effective Date of the Merger.

          (b) A number of shares of the Surviving Corporation's Common Stock and Preferred Stock shall be reserved for issuance upon the exercise or conversion of rights equal to the number of shares of DCH Colorado Common Stock and Preferred Stock so reserved immediately prior to the Effective Date of the Merger.

     3.3 DCH DELAWARE COMMON STOCK. Upon the Effective Date of the Merger, each share of Common Stock of DCH Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by DCH Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

     3.4  EXCHANGE OF CERTIFICATES.

          (a) After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of DCH Colorado Common Stock may be asked to surrender the same for cancellation to an exchange agent, whose name will be delivered to holders prior to any requested exchange (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the appropriate class and series of the Surviving Corporation's capital stock into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of DCH Colorado capital stock shall be deemed for all purposes to represent the number of whole shares of the appropriate class and series of the Surviving Corporation's capital stock into which such shares of DCH Colorado capital stock were converted in the Merger.

          (b) The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of capital stock of the Surviving Corporation represented by such outstanding certificate as provided above.

          (c) Each certificate representing capital stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of DCH Colorado so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

          (d) If any certificate for shares of Surviving Corporation's stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of the issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not payable.

4.   GENERAL

     4.1 COVENANTS OF DCH DELAWARE. DCH Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

          (a) Qualify to do business as a foreign corporation in the State of California and irrevocably appoint an agent for service of process as required under the provisions of Section 2105 of the California General Corporation Law.

          (b) File any and all documents with the California Franchise Tax Board necessary for the assumption by DCH Delaware of all of the franchise tax liabilities of DCH Colorado; and

          (c) Take such other actions as may be required by the California General Corporation Law.

     4.2 FURTHER ASSURANCES. From time to time, as and when required by DCH Delaware or by its successors or assigns, there shall be executed and delivered on behalf of DCH Colorado such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by DCH Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of DCH Colorado and otherwise to carry out the purposes of this Agreement, and the officers and directors of DCH Delaware are fully authorized in the name and on behalf of DCH Colorado or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     4.3 ABANDONMENT. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either DCH Colorado or DCH Delaware, or both, notwithstanding the approval of this Agreement by the shareholders of DCH Colorado or by the sole stockholder of DCH Delaware, or by both.

     4.4 AMENDMENT. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretary of State of the State of Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not: (a) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (b) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or (c) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class of shares or series of capital stock of such Constituent Corporation.

     4.5 REGISTERED OFFICE. The registered office of the Surviving Corporation in the State of Delaware is located at 15 East North Street, in the City of Dover, Delaware, 19901, County of Kent, and Paracorp Incorporated is the registered agent of the Surviving Corporation at such address.

     4.6 AGREEMENT. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 27811 Avenue Hopkins #6, Valencia, California 91355, and copies thereof will be furnished to any stockholder of either Constituent Corporation, upon request and without cost.

     4.7 GOVERNING LAW; JURISDICTION. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law. Each of the parties to this Agreement consents to the exclusive jurisdiction and venue of the courts of the state and federal courts of Los Angeles County, California.

     4.8 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

     WHEREAS, the undersigned authorized representatives of the Constituent Corporation have executed and acknowledged this Agreement as of the Effective Date set forth above.


DCH TECHNOLOGY, INC., a Colorado corporation


______________________________________
David A. Walker
President and Chief Executive Officer


DCH TECHNOLOGY, INC., a Delaware corporation


______________________________________
David A. Walker
President and Chief Executive Officer

                                   EXHIBIT C

                         CERTIFICATE OF INCORPORATION
                                      OF
                             DCH TECHNOLOGY, INC.


                                   ARTICLE I
                                     NAME

     The name of the corporation is DCH TECHNOLOGY, INC. (hereinafter called the "Corporation").


                                  ARTICLE II
                          REGISTERED OFFICE AND AGENT

     The address of the registered office of the Corporation in the state of Delaware is 15 east North Street, City of Dover, County of Kent, Delaware, 19901. The name of its registered agent at such address is Paracorp Incororated.


                                  ARTICLE III
                              PURPOSES AND POWERS

     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.


                                  ARTICLE IV
                                 CAPITAL STOCK

     This Corporation is authorized to issue two classes of shares to be designated respectively common stock ("Common Stock") and preferred stock ("Preferred Stock"). The total number of shares of capital stock which the Corporation shall have authority to issue is fifty five million (55,000,000) shares, of which fifty million (50,000,000) shares shall be Common Stock, $.01 par value per share, and five million (5,000,000) shares shall be Preferred Stock, $.01 par value per share. The Board of Directors of the corporation (the "Board of Directors") is hereby authorized to provide for the issue of all or any of the remaining shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter, for each such series, such powers, designations, preferences and relative participating, optional or other rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series and as may be permitted by the General Corporation Law of the State of Delaware.


                                   ARTICLE V
                              BOARD OF DIRECTORS

          The number of directors of the Corporation shall be as provided in the Corporation's bylaws. The names of directors constituting the initial Board of Directors of the Corporation shall be as elected by the incorporator at the organizational meeting of the Corporation. Election of directors need not be by written ballot except and to the extent provided in the bylaws of the Corporation. The Board of Directors shall have the power to adopt, amend or repeal the bylaws.


                                   ARTICLE VI
                            WRITTEN CONSENT ACTIONS

     If at any time this Corporation shall have a class of stock registered pursuant to the provisions of the federal Securities Exchange Act of 1934, as amended, for so long as such class is so registered, any action by the stockholders of such class must be taken at an annual or special meeting of stockholders and may not be taken by written consent. This provision shall supersede any provision to the contrary in the bylaws of the Corporation.


                                  ARTICLE VII
                   AMENDMENT OF CERTIFICATE OF INCORPORATION

     This Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.


                                  ARTICLE VIII
                      LIMITATION ON LIABILITY OF DIRECTORS

     To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same now exists or may hereafter be amended in a manner more favorable to directors, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. Neither any amendment nor repeal of this Article VIII, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article VIII, shall eliminate or reduce the effect of this Article VIII in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article VIII, would accrue or arise, prior to such amendment, repeal or adoption of any inconsistent provision.


                                   ARTICLE IX
                                INDEMNIFICATION

     The Corporation may indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or his or her testator or intestate is or was a director, officer or employee of the Corporation, or any predecessor of the Corporation, or serves or served at any other enterprise as a director, officer or employee at the request of the Corporation or any predecessor to the Corporation. Any repeal or modification of this paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of the above-identified persons existing at the time of such repeal or modification.

                                   ARTICLE X
                              AMENDMENT OF BYLAWS

     In furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the Corporation is expressly authorized to make, alter or repeal the bylaws of the Corporation.


                                  ARTICLE XI
                               TERM OF EXISTENCE

     The Corporation is to have perpetual existence.


                                  ARTICLE XII
                              MEETINGS AND BOOKS

     Meetings of stockholders may be held within or without the State of Delaware, as the bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside of the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the bylaws of the Corporation.


                                 ARTICLE XIII
                                 INCORPORATOR

     The name and address of the incorporator is as follows:

                              Sheila M. Leunig
                              Silicon Valley Law Group
                              152 North Third Street, Suite 900
                              San Jose, California 95112

     In witness whereof, this Certificate of Incorporation has been executed by Sheila M. Leunig, the incorporator of the Corporation, as of June __, 2000.



                                    ______________________________
                                    Sheila M. Leunig, Incorporator

                                   EXHIBIT D

                                     BYLAWS
                                       OF
                              DCH TECHNOLOGY, INC.

                                   ARTICLE I

                                  Stockholders

  Section 1.1  Annual Meetings. An annual meeting of stockholders shall be held
               ---------------
for the election of directors at such date, time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

  Section 1.2  Special Meetings. Special meetings of stockholders for any
               ----------------
purpose or purposes may be called at any time by the Board of Directors, or by a committee of the Board of Directors which has been duly designated by the Board of Directors and whose powers and authority include the power to call such meetings, but such special meetings may not be called by any other person or persons.

  Section 1.3  Notice of Meetings. Whenever stockholders are required or
               ------------------
permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by applicable law or the Certificate of Incorporation, the written notice of any meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the stockholder at his or her address as it appears on the records of the Corporation.

  Section 1.4  Adjournments. Any meeting of stockholders, annual or special, may
               ------------
adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

  Section 1.5  Quorum. At each meeting of stockholders, except where otherwise
               ------
provided by law or the Certificate of Incorporation or these Bylaws, the holders of a majority of the outstanding shares of stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum. In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided in Section 1.4 of these Bylaws until a quorum shall attend. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of any corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

  Section 1.6  Organization. Meetings of stockholders shall be presided over by
               ------------
the Chairman of the Board, if any, or in the absence of such person, the President, or in his or her absence by a Vice

President, or in the absence of the foregoing persons, by a chairman designated by the Board of Directors, or in the absence of such designation, by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

  Section 1.7  Voting; Proxies. Unless otherwise provided by law or the
               ---------------
Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by him which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy, which is not irrevocable, by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Corporation. Unless otherwise required by law, voting at meetings of stockholders need not be by written ballot and need not be conducted by inspectors unless the Board of Directors, or holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or by proxy at such meeting shall so determine. At all meetings of stockholders for the election of directors a plurality of the votes cast shall be sufficient to elect. All other elections and questions shall, unless otherwise provided by law or by the Certificate of Incorporation or these Bylaws, be decided by the vote of the holders of a majority of the outstanding shares of stock entitled to vote thereon present in person or by proxy at the meeting.

  Section 1.8  Fixing Date for Determination of Stockholders of Record.
               -------------------------------------------------------

     (a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not precede the date such record date is fixed and shall not be more than sixty
(60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given. The record date for any other purpose other than stockholder action by written consent shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     (b) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request the Board of Directors to fix a record date. The Board of Directors shall promptly, but in all events within ten (10) days after the date, on which such a request is received, adopt a resolution fixing the record date. If no record date has been fixed by the Board of Directors within ten (10) days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or any officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.

  Section 1.9  List of Stockholders Entitled to Vote. The Secretary shall
               -------------------------------------
prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

  Section 1.10 Inspectors of Elections; Opening and Closing the Polls.
               ------------------------------------------------------

     (a) If required by the Delaware General Corporation Law, the Board of Directors by resolution shall appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives of the Corporation, to act at the meeting and make a written report thereof. The procedures, oath, duties, and determinations with respect to inspectors shall be as provided under the Delaware General Corporation Law.

     (b) The chairman of any meeting shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting.

  Section 1.11 Action by Written Consent of Stockholders. Unless otherwise
               -----------------------------------------
restricted by the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

                                   ARTICLE II
                               Board of Directors

  Section 2.1  Number; Qualifications. The Board of Directors shall consist of
               ----------------------
one (1) to five (5) members. Thereafter, the number shall be fixed from time to time by resolution of the Board of Directors. Directors need not be stockholders.

  Section 2.2  Election; Resignation; Removal; Vacancies. The Board of Directors
               -----------------------------------------
shall initially consist of the persons elected as such by the incorporator or named in the Corporation's Certificate of Incorporation. At the first annual meeting of stockholders and at each annual meeting thereafter, the stockholders shall elect Directors to replace those Directors whose terms then expire. Any Director may resign at any time upon written notice to the Corporation. Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the Board, although such majority is less than a quorum, or by a plurality of the votes cast at a meeting of stockholders, and each Director so elected shall hold office until the expiration of the term of office of the Director whom he or she has replaced.

  Section 2.3  Regular Meetings. Regular meetings of the Board of Directors may
               ----------------
be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine. Notice of regular meetings need not be given if the date, times and places thereof are fixed by resolution of the Board of Directors.

  Section 2.4  Special Meetings. Special meetings of the Board of Directors may
               ----------------
be called by the Chairman of the Board, the President or a majority of the members of the Board of Directors then in office and may be held at any time, date or place, within or without the State of Delaware, as the person or persons calling the meeting shall fix. Notice of the time, date and place of such meeting shall be given, orally or in writing, by the person or persons calling the meeting to all directors at least four (4) days before the meeting if the notice is mailed, or at least twenty-four (24) hours before the meeting if such notice is given by telephone, hand delivery, telegram, telex, mailgram, facsimile or similar communication method. Unless otherwise indicated in the notice, any and all business may be transacted at a special meeting.

  Section 2.5  Telephonic Meetings Permitted. Members of the Board of Directors,
               -----------------------------
or any committee designated by the Board, may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this bylaw shall constitute presence in person at such meeting.

  Section 2.6  Quorum; Vote Required for Action. At all meetings of the Board of
               --------------------------------
Directors a majority of the whole Board shall constitute a quorum for the transaction of business. Except as otherwise provided in these Bylaws or in the Certificate of Incorporation or required by law, the vote of a majority of the directors present shall be the act of the Board of Directors.

  Section 2.7  Organization. Meetings of the Board of Directors shall be
               ------------
presided over by the Chairman of the Board, if any, or in his or her absence by the Vice Chairman of the Board, if any, or in his or her absence by the President, or in their absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

  Section 2.8  Written Action by Directors. Unless otherwise restricted by the
               ---------------------------
Certificate of Incorporation, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

  Section 2.9  Powers. The Board of Directors may, except as otherwise required
               ------
by law or the Certificate of Incorporation, exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

  Section 2.10 Compensation of Directors. Directors, as such, may receive,
               -------------------------
pursuant to a resolution of the Board of Directors, fees and other compensation for their services as directors, including without limitation their services as members of committees of the Board of Directors.

                                  ARTICLE III
                                   Committees

  Section 3.1  Committees. The Board of Directors may, by resolution passed by a
               ----------
majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have power or authority in reference to amending the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors as provided in Section 151(a) of the General Corporation Law, fix any of the preferences or rights of such shares, except voting rights of the shares), adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of dissolution, or amending these Bylaws; and, unless the resolution expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

  Section 3.2  Committee Rules. Unless the Board of Directors otherwise
               ---------------
provides, each committee designated by the Board may make, alter and repeal rules for conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II of these Bylaws.

                                   ARTICLE IV
                                    Officers

  Section 4.1  Executive Officers; Election; Qualifications; Term of Office;
               -------------------------------------------------------------
Resignation; Removal; Vacancies. The Board of Directors shall choose a President
-------------------------------
and Secretary, and it may, if it so determines, choose a Chairman of the Board and a Vice-Chairman of the Board from among its members. The Board of Directors may also choose one or more Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers. Each such officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding this election, and until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any officer may resign at any time upon written notice to the Corporation. The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation. The same person may hold any number of offices. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

  Section 4.2  Powers and Duties of Executive Officers. The officers of the
               ---------------------------------------
Corporation shall have such powers and duties in the management of the Corporation as may be prescribed by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his or her duties.

  Section 4.3  Compensation. The salaries of all officers and agents of the
               ------------
Corporation shall be fixed from time to time by the Board of Directors or by a committee appointed or officer designated for such purpose, and no officer shall be prevented from receiving such compensation by reason of the fact that he is also a director of the Corporation.

                                   ARTICLE V
                                     Stock

  Section 5.1  Certificates. Every holder of stock shall be entitled to have a
               ------------
certificate signed by or in the name of the Corporation by the Chairman or Vice Chairman of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation, certifying the number of shares owned by him or her in the Corporation. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent, or registrar at the date of issue.

  Section 5.2  Lost, Stolen or Destroyed Stock Certificates; Issuance of New
               -------------------------------------------------------------
Certificates. The Corporation may issue a new certificate of stock in the place
------------
of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or his or her legal representative, to agree to indemnify the Corporation and/or to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

  Section 5.3  Other Regulations. The issue, transfer, conversion and
               -----------------
registration of stock certificates shall be governed by such other regulations as the Board of Directors may establish.

                                   ARTICLE VI
                                Indemnification

  Section 6.1  Right to Indemnification. The Corporation shall indemnify and
               ------------------------
hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended in a manner more favorable to indemnities, any person (an "Indemnitee") who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding"), by reason of the fact that he, she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such Indemnitee. Notwithstanding the preceding sentence, except as otherwise provided in Section 6.3, the Corporation shall be required to indemnify an Indemnitee in connection with a proceeding (or part thereof) commenced by such

Indemnitee only if the commencement of such proceeding (or part thereof) by the Indemnitee was authorized by the Board of Directors of the Corporation.

  Section 6.2  Prepayment of Expenses. The Corporation shall pay the expenses
               ----------------------
(including attorneys' fees) incurred by an Indemnitee in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Indemnitee to repay all amounts advanced if it should ultimately be determined that the Indemnitee is not entitled to be indemnified under this
Article VI or otherwise; and provided, further, that the Corporation shall not be required to advance any expenses to a person against whom the Corporation directly brings a claim, in a proceeding, alleging that such person has breached his or her duty of loyalty to the Corporation, committed an act or omission not in good faith or that involves intentional misconduct or a knowing violation of law, or derived an improper personal benefit from a transaction.

  Section 6.3  Claims. If a claim for indemnification or payment of expenses
               ------
under this Article VI is not paid in full within sixty (60) days after a written claim therefor by the Indemnitee has been received by the Corporation, the Indemnitee may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the Indemnitee is not entitled to the requested indemnification or payment of expenses under applicable law.

  Section 6.4  Nonexclusivity of Rights. The rights conferred on any Indemnitee
               ------------------------
by this Article VI shall not be exclusive of any other rights which such Indemnitee may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise. Additionally, nothing in this Article VI shall limit the ability of the Corporation, in its discretion, to indemnify or advance expenses to persons whom the Corporation is not obligated to indemnify or advance expenses pursuant to this Article VI.

  Section 6.5  Other Sources. The Corporation's obligation, if any, to indemnify
               -------------
or to advance expenses to any Indemnitee who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Indemnitee may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or nonprofit enterprise.

  Section 6.6  Amendment or Repeal. Any repeal or modification of the foregoing
               -------------------
provisions of this Article VI shall not adversely affect any right or protection hereunder of any Indemnitee in respect of any act or omission occurring prior to the time of such repeal or modification.

  Section 6.7  Other Indemnification and Prepayment of Expenses. This Article VI
               ------------------------------------------------
shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Indemnitees when and as authorized by appropriate corporate action.

  Section 6.8  Indemnification Contracts. The Board of Directors is authorized
               -------------------------
to cause the Corporation to enter into indemnification contracts with any director, officer, employee or agent of the Corporation, or any person serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, providing indemnification rights to such person. Such rights may be greater than those provided in this Article VI.

  Section 6.9  Effect of Amendment. Any amendment, repeal or modification of any
               -------------------
provision of this Article VI shall be prospective only, and shall not adversely affect any right or protection conferred on a person pursuant to this Article VI and existing at the time of such amendment, repeal or modification.

  Section 6.10 Insurance. The Corporation may purchase and maintain insurance on
               ---------
behalf of any person who is or was or has agreed to become a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her or on his or her behalf in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of this Article VI.

  Section 6.11 Savings Clause. If this Article VI or any portion hereof shall be
               --------------
invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director and officer of the Corporation as to costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Article VI that shall not have been invalidated and to the full extent permitted by applicable law.

                                  ARTICLE VII

                                 Miscellaneous

  Section 7.1  Fiscal Year. The fiscal year of the Corporation shall be
               -----------
determined by resolution of the Board of Directors.

  Section 7.2  Seal. The corporate seal shall have the name of the Corporation
               ----
inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

  Section 7.3  Waiver of Notice of Meetings of Stockholders, Directors and
               -----------------------------------------------------------
Committees. Any written waiver of notice, signed by the person entitled to
----------
notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice.

  Section 7.4  Interested Directors; Quorum. No contract or transaction between
               ----------------------------
the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board or committee thereof which authorizes the contract or transaction, or solely because his or her or their votes are counted for such purpose, if: (1) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

  Section 7.5  Form of Records. Any records maintained by the Corporation in the
               ---------------
regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of any information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

  Section 7.6  Reliance upon Books and Records. A member of the Board of
               -------------------------------
Directors, or a member of any committee designated by the Board of Directors shall, in the performance of his or her duties, be fully protected in relying in good faith upon records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of the Corporation's officers or employees, or committees of the Board of Directors, or by any other person as to matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

  Section 7.7  Certification of Incorporation Governs. In the event of any
               --------------------------------------
conflict between the provisions of the Corporation's Certificate of Incorporation and these Bylaws, the provisions of the Certificate of Incorporation shall govern.

  Section 7.8  Severability. If any provision of these Bylaws shall be held to
               ------------
be invalid, illegal, unenforceable or in conflict with the provisions of the Corporation's Certificate of Incorporation, then such provision shall nonetheless be enforced to the maximum extent possible consistent with such holding and the remaining provisions of these Bylaws (including without limitation, all portions of any section of these Bylaws containing any such provision held to be invalid, illegal, unenforceable or in conflict with the Certificate of Incorporation, that are not themselves invalid, illegal, unenforceable or in conflict with the Certificate of Incorporation) shall remain in full force and effect.

  Section 7.9  Amendments. Stockholders of the Corporation holding a majority of
               ----------
the Corporation's outstanding voting stock shall have power to adopt, amend or repeal Bylaws. To the extent provided in the Corporation's Certificate of Incorporation, the Board of Directors of the Corporation shall also have the power to adopt, amend or repeal Bylaws of the Corporation, except insofar as Bylaws adopted by the stockholders shall otherwise provide.

 KNOW ALL BY THESE PRESENTS:

 I, Vickie Walker, certify that I am the Secretary of DCH Technology, Inc., a Delaware corporation (the "Company"), that I am duly authorized to make and deliver this certification, that the attached Bylaws are a true and correct copy of the Bylaws of the Company in effect as of the date of this certificate.

 Dated: June __, 2000.

 _____________________
 Vickie Walker, Secretary

                        ANNUAL MEETING OF STOCKHOLDERS
                                      of
                             DCH TECHNOLOGY, INC.

                                 June 2, 2000

                             ---------------------
                           PROXY VOTING INSTRUCTIONS
                            ---------------------

VOTING BY MAIL
--------------

     Please complete your voting selection, date, sign and mail your proxy card in the envelope provided as soon as possible. You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendations.

        Please Detach and Mail in the Envelope Provided
--------------------------------------------------------------------------------

[X]  Please mark your votes as in the example to the left using dark ink only.

                              FOR  AGAINST  ABSTAIN

1.   Election of Directors
     Nominees:                [_]    [_]    [_]  David P. Haberman

                              [_]    [_]    [_]  David A. Walker

                              [_]    [_]    [_]  Randall S. Firestone

                              [_]    [_]    [_]  Dr. William L. Firestone

                              [_]    [_]    [_]  Robert S. Walker

                              [_]    [_]    [_]  Daniel Teran

                              [_]    [_]    [_]  Raymond N. Winkel

                              [_]    [_]    [_]  Dr. John A. Barclay

                              [_]    [_]    [_]  Dr. Johan (Hans) A. Friedericy

2.   Proposal to ratify the 1999 Stock Option Plan:

                              [_]    [_]    [_]

3.   Proposal to authorize the reincorporation of DCH in Delaware:

                               [_]    [_]    [_]


SIGNATURE(S)__________________________________         DATE:________________

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, partnership or other entity, please sign in full entity name by authorized person.